
                                                                                                                         Exhibit 4.1

====================================================================================================================================



                        SUNTRUST REAL ESTATE TRUST, LLC,

                                  as Depositor,

                                                  ----------------------------------,

                as Master Servicer and Securities Administrator,

                                       and

                                                  ----------------------------------,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated __________ __, 20__

                                                --------------------------------------

                       Mortgage Pass-Through Certificates

                                 Series 20__-__




====================================================================================================================================








                               TABLE OF CONTENTS

                                                                            Page



ARTICLE I             DEFINITIONS                                                                                2

     Section 1.01.    Defined Terms                                                     `                        2
     Section 1.02.    Interest Calculations                                                                     28
     Section 1.03.    Fiscal Year                                                                               28

ARTICLE II            CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES                            28

     Section 2.01.    Conveyance of Mortgage Loans                                                              28
     Section 2.02.    Acceptance by the Trustee of the Mortgage Loans                                           31
     Section 2.03.    Representations and Warranties of the Master Servicer                                     36
     Section 2.04.    Representations and Warranties of the Depositor as to the Mortgage Loans                  37
     Section 2.05.    Designation of Interests in the REMIC                                                     38
     Section 2.06.    Designation of Start-up Day                                                               38
     Section 2.07.    REMIC Certificate Maturity Date                                                           38
     Section 2.08.    Execution and Delivery of Certificates                                                    38

ARTICLE III           ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS                                     38

     Section 3.01.    Master Servicing of the Mortgage Loans                                                    38
     Section 3.02.    Monitoring of Servicer                                                                    39
     Section 3.03.    Fidelity Bond; Errors and Omissions Insurance                                             41
     Section 3.04.    Access to Certain Documentation                                                           41
     Section 3.05.    Maintenance of Primary Mortgage Insurance Policy; Claims                                  42
     Section 3.06.    Rights of the Depositor, the Securities Administrator and the Trustee
                      in Respect of the Master Servicer                                                         42
     Section 3.07.    Trustee to Act as Master Servicer                                                         42
     Section 3.08.    Servicer Custodial Account and Escrow Account                                             43
     Section 3.09.    Collection of Mortgage Loan Payments, Master Servicer Custodial
                      Account and Distribution Account                                                          43
     Section 3.10.    Access to Certain Documentation and Information Regarding the Mortgage Loans              46
     Section 3.11.    Permitted Withdrawals from the Distribution Account, the Master
                      Servicer Custodial Account and the Servicer Custodial Account                             46
     Section 3.12.    Maintenance of Hazard Insurance and Other Insurance                                       48
     Section 3.13.    Presentment of Claims and Collection of Proceeds                                          48
     Section 3.14.    Enforcement of Due-On-Sale Clauses; Assumption Agreements                                 48
     Section 3.15.    Realization Upon Defaulted Mortgage Loans; REO Property                                   49
     Section 3.16.    Trustee to Cooperate; Release of Mortgage Files                                           50

                                       i

     Section 3.17.    Documents, Records and Funds in Possession of the Master Servicer
                      to be Held for the Trustee                                                                51
     Section 3.18.    Master Servicer Compensation and Servicer Compensation                                    52
     Section 3.19.    Annual Statement as to Compliance                                                         52
     Section 3.20.    Assessments of Servicing Compliance; Registered Public Accounting
                      Firm Attestation Reports                                                                  52
     Section 3.21.    Advances                                                                                  54
     Section 3.22.    Reports to the Securities and Exchange Commission                                         55

ARTICLE IV            MASTER SERVICER'S CERTIFICATE                                                             60

     Section 4.01.    Master Servicer's Certificate                                                             60

ARTICLE V             PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION                       60

     Section 5.01.    Distributions                                                                             60
     Section 5.02.    Priorities of Distributions                                                               61
     Section 5.03.    Allocation of Losses                                                                      64
     Section 5.04.    Statements to Certificateholders                                                          66
     Section 5.05.    Tax Returns and Reports to Certificateholders                                             70
     Section 5.06.    Tax Matters Person                                                                        70
     Section 5.07.    Rights of the Tax Matters Person in Respect of the Securities Administrator               71
     Section 5.08.    REMIC Related Covenants                                                                   71

ARTICLE VI            THE CERTIFICATES                                                                          74

     Section 6.01.    The Certificates                                                                          74
     Section 6.02.    Registration of Transfer and Exchange of Certificates                                     75
     Section 6.03.    Mutilated, Destroyed, Lost or Stolen Certificates                                         79
     Section 6.04.    Persons Deemed Owners                                                                     79

ARTICLE VII           THE DEPOSITOR AND THE MASTER SERVICER                                                     81

     Section 7.01.    Respective Liabilities of the Depositor and the Master Servicer                           81
     Section 7.02.    Merger or Consolidation of the Depositor or the Master Servicer                           82
     Section 7.03.    Limitation on Liability of the Depositor, the Master Servicer and Others                  82
     Section 7.04.    Depositor and Master Servicer Not to Resign                                               83
     Section 7.05.    Assignment or Delegation of Duties by the Master Servicer                                 83

ARTICLE VIII          DEFAULT                                                                                   83

     Section 8.01.    Events of Default                                                                         83
     Section 8.02.    Remedies of Trustee                                                                       85
     Section 8.03.    Directions by Certificateholders and Duties of Trustee During Event of
                      Defaul                                                                                    85

                                       ii

     Section 8.04.    Action upon Certain Failures of the Master Servicer and upon Event of
                      Default                                                                                   86
     Section 8.05.    Trustee to Act; Appointment of Successor                                                  86
     Section 8.06.    Notification to Certificateholders                                                        87

ARTICLE IX            THE TRUSTEE AND THE SECURITIES ADMINISTRATOR                                              87

     Section 9.01.    Duties of Trustee and Securities Administrator                                            87
     Section 9.02.    Certain Matters Affecting the Trustee and the Securities Administrator                    89
     Section 9.03.    Neither Trustee nor Securities Administrator Liable for Certificates or
                      Mortgage Loans                                                                            90
     Section 9.04.    Trustee and Securities Administrator May Own Certificates                                 91
     Section 9.05.    Eligibility Requirements for Trustee and the Securities Administrator                     92
     Section 9.06.    Resignation and Removal of Trustee and the Securities Administrator                       92
     Section 9.07.    Successor Trustee or Securities Administrator                                             93
     Section 9.08.    Merger or Consolidation of Trustee or Securities Administrator                            94
     Section 9.09.    Appointment of Co-Trustee or Separate Trustee                                             95
     Section 9.10.    Authenticating Agents                                                                     96
     Section 9.11.    Securities Administrator's Fees and Expenses and Trustee's Fees and
                      Expenses                                                                                  96
     Section 9.12.    Appointment of Custodian                                                                  97
     Section 9.13.    Paying Agents                                                                             97
     Section 9.14.    Limitation of Liability                                                                   98
     Section 9.15.    Trustee or Securities Administrator May Enforce Claims Without
                      Possession of Certificates                                                                99
     Section 9.16.    Suits for Enforcement                                                                     99
     Section 9.17.    Waiver of Bond Requirement                                                                99
     Section 9.18.    Waiver of Inventory, Accounting and Appraisal Requirement                                 99

ARTICLE X             TERMINATION                                                                               99

     Section 10.01.   Termination upon Purchase or Liquidation of All Mortgage Loans                            99
     Section 10.02.   Additional Termination Requirements                                                      101

ARTICLE XI            MISCELLANEOUS PROVISIONS                                                                 102

     Section 11.01.   Amendment                                                                                102
     Section 11.02.   Recordation of Agreement; Counterparts                                                   103
     Section 11.03.   Limitation on Rights of Certificateholders                                               103
     Section 11.04.   Governing Law                                                                            104
     Section 11.05.   Notices                                                                                  104
     Section 11.06.   Severability of Provisions                                                               105
     Section 11.07.   Certificates Nonassessable and Fully Paid                                                105
     Section 11.08.   Access to List of Certificateholders                                                     105
     Section 11.09.   Recharacterization                                                                       106
     Section 11.10.   Insolvency                                                                               106


                                      iii

     Section 11.11.   Regulation AB Compliance; Intent of Parties; Reasonableness                              106

EXHIBITS

Exhibit A-1             Form of Face of Class A-1 Certificate
Exhibit A-2             Form of Face of Class A-2 Certificate
Exhibit A-3             Form of Face of Class A-3 Certificate
Exhibit A-4             Form of Face of Class A-4 Certificate
Exhibit A-R             Form of Face of Class A-R Certificate
Exhibit A-PO            Form of Face of Class A-placePO Certificate
Exhibit B-1             Form of Face of Class B-1 Certificate
Exhibit B-2             Form of Face of Class B-2 Certificate
Exhibit B-3             Form of Face of Class B-3 Certificate
Exhibit B-4             Form of Face of Class B-4 Certificate
Exhibit B-5             Form of Face of Class B-5 Certificate
Exhibit B-6             Form of Face of Class B-6 Certificate
Exhibit C               Form of Reverse of all Certificates
Exhibit D               Mortgage Loan Schedule
Exhibit E               Request for Release of Documents
Exhibit F               Form of Certification of Establishment of Account
Exhibit G-1             Form of Transferor's Certificate
Exhibit G-2A            Form I of Transferee's Certificate
Exhibit G-2B            Form II of Transferee's Certificate
Exhibit H               Form of Transferee Representation Letter for ERISA Restricted Certificates
Exhibit I               Form of Affidavit Regarding Transfer of the Residual Certificate
Exhibit J               [Reserved]
Exhibit K               [Reserved]
Exhibit L               List of Recordation States
Exhibit M               Form of Initial Certification
Exhibit N               Form of Final Certification
Exhibit O               Form of Sarbanes-Oxley Certification
Exhibit P               Form of Securities Administrator's Certification
Exhibit Q               Servicing Criteria
Exhibit R-1             Additional Form 10-D Information
Exhibit R-2             Additional Form 10-K Information
Exhibit R-3             Form 8-K Information
Exhibit S               Interest Rate Cap Agreement
Exhibit T               Form of Request for Exchange of Exchangeable REMIC Certificates or
                        Exchangeable Certificates


                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT (this "Agreement"), dated [_______] [__], 20[__] is hereby executed by and among --------- SUNTRUST REAL ESTATE TRUST, LLC, as depositor (together with its permitted successors and assigns, the "Depositor"), --------- [______________], as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") --------------- and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities ------------ Administrator"), and [________________] as trustee (together with its permitted successors and assigns, the "Trustee"). -------

                            W I T N E S S E T H  T H A T:

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Estate created hereunder. The Certificates will consist of twelve Classes of Certificates, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and (ii) the Class A-R Certificate. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

     The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (a "REMIC"). The Senior Certificates (other than the Class A-R Certificate) and the Subordinate Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable for purposes of the REMIC Provisions and, solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date":


                       Initial Class
                        Certificate
                    Balance or Maximum                         Integral Multiples                          Latest
                       Initial Class                               in Minimum                             Possible
     Classes        Certificate Balance   Pass-Through Rate       Denomination      Excess of Minimum  Maturity Date
Class A-1               $[________]           [___]%                 $[_____]          $[__]            [__]
Class A-2               $[________]           [___]%                 $[_____]          $[__]           [__]
Class A-3               $[________]           [___]%                 $[_____]          $[__]           [__]
Class A-4               $[________]           [___]%                 $[_____]          $[__]           [__]
Class A-R               $[________]           [___]%                 $[_____]          $[__]           [__]
Class A-PO              $[________]           [___]%                 $[_____]          $[__]           [__]
Class B-1               $[________]           [___]%                 $[_____]          $[__]           [__]
Class B-2               $[________]           [___]%                 $[_____]          $[__]           [__]
Class B-3               $[________]           [___]%                 $[_____]          $[__]           [__]
Class B-4               $[________]           [___]%                 $[_____]          $[__]           [__]
Class B-5               $[________]           [___]%                 $[_____]          $[__]           [__]
Class B-6               $[________]           [___]%                 $[_____]          $[__]           [__]


                               ARTICLE I.........

                                   DEFINITIONS

     Section  1.01......Defined  Terms.  Whenever  used in this  Agreement,  the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

     1933 Act: The Securities Act of 1933, as amended.

     Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than a Class of Exchangeable Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

     Additional  Form  10-D   Information:   As  defined  in  Section   3.22(b).

     Additional  Form  10-K   Information:   As  defined  in  Section   3.22(c).

     Additional Servicer: As defined in Section 3.02(g).

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date, the difference between the Adjusted Pool Amount and the Adjusted Pool Amount (PO Portion).

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding such Distribution Date.

     Advance: A Periodic Advance or a Servicing Advance.

     Advance Date: As to any Distribution Date, the Business Day preceding the related Remittance Date.

     Agreement:   This  Pooling  and  Servicing   Agreement  together  with  all
amendments hereof and supplements hereto.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Authenticating Agents: As defined in Section 9.10.

     Book-Entry Certificate: Any Class of Certificates other than the Physical Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of Georgia, each state in which the servicing offices of the Servicer are located, each state in which the master servicing offices of the Master Servicer are located or each state in which the Corporate Trust Offices of the Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

     Calculated   Principal   Distribution:   As  defined  in  Section  5.03(d).

     Call Right Holder: ____________, in respect of its right to purchase the Mortgage Loans as set forth in Section 10.01.

     Cap Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(i) in the name of the Securities Administrator, for the benefit of the Holders of the Class A-4 Certificates and designated "Cap Account, [_______], as Securities Administrator, in trust for registered holders of SunTrust Real Estate Trust Mortgage Pass Through Certificates, Series 20___-___ Certificates, Series 2007-5, Class A-4." Amounts on deposit in the Cap Account shall not be invested. The Cap Account shall not be an asset of any REMIC formed under this Agreement.

     Cap Provider: [___________].

     Certificate: Any of the SunTrust Real Estate Trust Mortgage Pass Through Certificates, Series 20___-___ that are issued pursuant to this Agreement.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

     Certificate Custodian: Initially,  _________________;  thereafter any other
Certificate   Custodian  acceptable  to  the  Depository  and  selected  by  the
Securities Administrator.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

     Certificate  Register:  The register  maintained  pursuant to Section 6.02.

     Certificate  Registrar:  The registrar  appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the
Securities Administrator shall not be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

     Certification: As defined in Section 3.22.

     Class: As to the Certificates, the Class A-1, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, as the case may be.

     Class A-4 Grantor Trust: The grantor trust created pursuant to Section 5.12 consisting of any interests in the Cap Account and Interest Rate Cap Agreement beneficially owned by the Class A-4 Certificates and rights and obligations with respect thereto. The Class A-4 Grantor Trust shall not be an asset of any REMIC.

     Class A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class A-2 Loss Allocation Amount and (b) the Class A-1 Loss Amount with respect to such Distribution Date.

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

     Class Certificate Balance: With respect to any Class (other than a Class of Exchangeable Certificates) and any date of determination, and subject to Section 5.03(f), the Initial Class Certificate Balance of such Class or, in the case of a Class of Exchangeable REMIC Certificates, the Maximum Initial Class Certificate Balance minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of Subordinate
Certificates, any principal otherwise payable to such Class of Subordinate Certificates used to pay any Class PO Deferred Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) any reduction allocated to a Class pursuant to Section 5.03(e) plus (B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) any increases allocated to a Class pursuant to Section 5.03(e).

     Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than a Class of Exchangeable Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

     Class PO Deferred Amount: As to any Distribution Date and the Class A-PO Certificates, the sum of the amounts by which the Certificate Balance of such Class will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.03(b) less the sum of (a) the Class PO Recoveries for prior Distribution Dates and (b) the amounts distributed to such Class pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

     Class PO Recovery: As to any Distribution Date, the lesser of (a) the Class PO Deferred Amounts for such Distribution Date and (b) an amount equal to the sum, as to each Mortgage Loan as to which there has been a Recovery received during Prior Period, of the product of (x) the PO Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than a Class of Exchangeable Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

     Closing Date: _______ ___ 20___.

     Code: The Internal Revenue Code of 1986, as amended.

     Compensating Interest: With respect to any Distribution Date, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to the Servicer as of the Due Date in the month preceding the month of such Distribution Date and (b) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date.

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: With respect to the Trustee, the principal office of the Trustee, which office at the date of the execution of this instrument is located at _______________, Attention: __________________, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at ______________, Attention: ________________, and for certificate transfer purposes is located at ________________, Attention: ___________________, or at
such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee and the Master Servicer.

     Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, the Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Customary Servicing Procedures: With respect to (i) the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

     Cut-off Date: _______ ___, 20___.

     Cut-off  Date Pool  Principal  Balance:  The  aggregate of the Cut-off Date
Principal      Balances     of     the     Mortgage     Loans,      which     is
$__________________

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Section 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Depositor: SunTrust Real Estate Trust, LLC, a StateplaceDelaware limited liability company, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of StateplaceNew York.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date as defined in the Servicing Agreement.

     Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than _____% per annum.

     Distribution Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the Certificateholders and designated "____________________, as Securities Administrator for ____________________, as Trustee, in trust for registered holders of SunTrust Real Estate Trust Mortgage Pass-Through Certificates, Series 20___-___." Funds in the Distribution Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

     Distribution Date: The ____ day of each month beginning in _______ ___, 20___ (or, if such day is not a Business Day, the next Business Day).

     Distribution Date Statement: As defined in Section 3.22(b).

     Due Date: As to any Distribution Date and each Mortgage Loan, the [first] day in the calendar month of such Distribution Date.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee and the Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Securities Administrator.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

     Escrow Account: As defined in Section 3.08.

     Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer, as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which an Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Exchangeable Certificates: The Class A-3 Certificates.

     Exchangeable Certificates Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of any interests in the Exchangeable REMIC Certificates beneficially owned in the form of the Exchangeable Certificates and rights with respect thereto.

     Exchangeable Certificates Grantor Trust Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 5.10(b)(i).

     Exchangeable REMIC Certificates: The Class A-1 and Class A-2 Certificates.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of the Certificates will be made pursuant to Section 10.01.

     Financial Market Service: Bloomberg Professional(R) service and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

     Form 8-K: As defined in Section 3.22(a).

     Form 8-K Information: As defined in Section 3.22(e).

     Form 10-D: As defined in Section 3.22(a).

     Form 10-K: As defined in Section 3.22(a).

     Fractional Interest: As defined in Section 5.02(d).

     Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of (i) the right of the Class A-4 Certificates to receive amounts from the Cap Account, (ii) the Interest Rate Cap Agreement and the Cap Account and (iii) any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto.

     Holder: A Certificateholder.

     Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Class Certificate Balance: As to each Class of Certificates (other than a Class of Exchangeable REMIC Certificates or Exchangeable Certificates), the Class Certificate Balance set forth in the Preliminary Statement.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each interest-bearing Class of Certificates (other than the Class A-4 Certificates) the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class A-4 Certificates, the period from and including the Distribution Date of the calendar month preceding the calendar month in which such Distribution Date occurs (or the Closing Date, in the case of the initial Interest Accrual Period) and ending on the day prior to such Distribution Date.

     Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than a Class of Exchangeable Certificates), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to
Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

     Interest Rate Cap Agreement: The Interest Rate Cap Agreement between the Securities Administrator and [________], as Cap Provider, which will be for the benefit of the A-4 Certificates, substantially in the form attached hereto as Exhibit S. The Interest Rate Cap Agreement shall not be an asset of any REMIC formed under this Agreement.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the Prior Period and as to which the Servicer has certified (in accordance with the Servicing Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     LPMI Policy: A lender-paid Primary Mortgage Insurance Policy.-

     Master Servicer: ______________________ and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

     Master Servicer Custodial Account: The account or accounts created and maintained by the Master Servicer pursuant to Section 3.09 which must be an Eligible Account.

     Master  Servicer   Custodial   Account   Reinvestment   Income:   For  each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master Servicer Custodial Account.

     Master Servicer's Certificate: The monthly report required from the Master Servicer pursuant to Section 4.01.

     Master Servicing Officer: With respect to the Master Servicer, any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator by the Master Servicer, as such list may from time to time be amended.

     Master Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or a successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

     Maximum Class Certificate Balance: As of any Determination Date and Class of Exchangeable Certificates, the portion of the Initial Maximum Class
Certificate Balance that would be outstanding assuming all Exchangeable REMIC Certificates have been exchanged.

     Maximum Initial Class Certificate Balance: As to each Class of Exchangeable REMIC Certificates and Exchangeable Certificates, the amount for such Class set forth in the table in the Preliminary Statement under the heading "Initial Class Certificate Balance or Maximum Initial Class Certificate Balance."

     MERS: As defined in Section 2.01(b)(iii).

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01(c) pertaining to a particular Mortgage Loan.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note, prior to giving any effect to any Debt Service Reduction.

     Mortgage Loan  Purchase  Agreement:  The Mortgage Loan Purchase  Agreement,
dated  [_______]  [___],  20[___],  between  [________],   as  seller,  and  the
Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; and (xvi) the closing date of the Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

     Mortgage  Note:   The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by (i) the applicable Servicing Fee Rate and Trustee Fee Rate for such Mortgage Loan and
(ii) with respect to any Mortgage Loan covered by an LPMI Policy, the per annum premium rate for such Mortgage Loan.

     Net WAC: As to any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     NMWHFIT: A "Non-Mortgage Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations ss. 1.671-5(b)(12) or successor provisions.

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is ____%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

     Non-PO Principal Amount: As to any Distribution Date, the sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of (I) each Mortgage Loan that was repurchased by the Servicer pursuant to the Servicing Agreement as of such Distribution Date, (II) any Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such Distribution Date or (III) any Mortgage Loan repurchased by the Depositor pursuant to a Purchase Obligation, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received by the Servicer, during the Prior Period relating to such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the Prior Period relating to such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer, with respect to such Mortgage Loan during such Prior Period, (f) all Principal Prepayments on the Mortgage Loans received by the Servicer during Prior Period and (g) any other principal recoveries not described in (a) through
(f) of this definition received on the Mortgage Loans during the Prior Period relating to such Distribution Date; and (ii) the Non-PO Recovery for such Distribution Date.

     Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during Prior Period less the Class PO Recovery for such Distribution Date.

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

     Non-U.S. Person: A Person other than a country-regionplaceU.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     NYCEMA: A StateplaceNew York Consolidation, Extension and Modification Agreement

     Offered Certificates: The Senior, Class B-1, Class B-2 and Class B-3 Certificates

     Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as the case may be.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:


                  Class B-1         ____%
                  Class B-2         ____%
                  Class B-3         ____%
                  Class B-4         ____%
                  Class B-5         ____%
                  Class B-6         0.00%


     Original Subordinate Certificate Balance: $_______________________ for the Subordinate Certificates

     OTS: The Office of Thrift Supervision.

     Outstanding  Certificate:   Any  Outstanding  Exchangeable  Certificate  or
Outstanding Exchangeable REMIC Certificate

     Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable Certificate pursuant to Section 6.04 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

     Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 6.04 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: As to each Class of Certificates, the per annum rate set forth or described in the Preliminary Statement.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the portion of the Maximum Initial Class Certificate Balance represented by such Certificate in the case of an Exchangeable REMIC Certificate or Exchangeable Certificate) by the Initial Class Certificate Balance (or the Maximum Initial Class Certificate Balance in the case of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates), as applicable, of the Class of which such Certificate is a part. Notwithstanding the foregoing, for purposes of making actual distributions of principal or interest, allocating losses or allocating Voting Rights among the Outstanding Exchangeable REMIC Certificates or Outstanding Exchangeable Certificates of a Class, the Percentage Interest refers to each Outstanding Certificate's proportionate share of such actual distributions, Realized Losses or Voting Interests based on the proportion that such Certificate's Percentage Interest, as defined in the first sentence of this definition bears to the aggregate Percentage Interest as defined in the first sentence of this definition of all the Outstanding Exchangeable REMIC Certificates or Outstanding Exchangeable Certificates of such Class.

     Periodic Advance: Shall have the meaning given to the term "Monthly Advance" in the Servicing Agreement

     Permitted Investments: One or more of the following

          (i) obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "___" by _______ and "___" by _______;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "___" by _______ and "___" by _______;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "___" by _______ and "___" by _______;

          (v) investments in money market funds (including funds of the Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated either "___" by _______ (if rated by _______) and "___" by _______ or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "country-regionplaceUnited States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates

     Plan: As defined in Section 6.02(e).

     PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

     PO Principal Amount: As to any Distribution Date, the sum of (i) the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of (I) each Mortgage Loan that was repurchased by the Servicer pursuant to the Servicing Agreement as of such Distribution Date, (II) any Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such Distribution Date or (III) any Mortgage Loan repurchased by the Depositor pursuant to a Purchase Obligation, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received by the Servicer during the Prior Period relating to such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the Prior Period relating to such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer, with respect to such Mortgage Loan during such Prior Period with respect to such Mortgage Loan and (f) any other principal recoveries not described in (a) through (e) of this definition received on the Mortgage Loans during the Prior Period relating to such Distribution Date; and (ii) the Class PO Recovery for such Distribution Date.

     Pool Distribution Amount: As to any Distribution Date, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payments on the Mortgage Loans (net of the Servicing Fee) and the principal portion of any Monthly Payments on the Mortgage Loans due on the Due Date in the calendar month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances made by the Servicer (or the Master Servicer or the Trustee) in respect of the Mortgage Loans and payments of Compensating Interest in respect of such Distribution Date deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(vi); (ii) all Liquidation Proceeds received on the Mortgage Loans during the preceding calendar month and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal Prepayments received on the Mortgage Loans during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(i); (iv) in connection with Defective Mortgage Loans, the aggregate of the Purchase Prices and Substitution Adjustment Amounts remitted on the related Remittance Date pursuant to Section 3.09(d)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Sections 3.09(d)(iv), (v) and (viii) in respect of such Distribution Date; (vi) any Reimbursement Amount required to be included pursuant to Section 5.02(a) and (vii) any Non-PO Recovery with respect to such Distribution Date; over (b) any amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11(a).

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balance of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Pool Stated Principal Balance (Non-PO Portion): As to any Distribution Date, the sum for each Mortgage Loan of the product of (a) the Non-PO Percentage of such Mortgage Loan and (b) the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is greater than orequal to ____% per annum.

     Prepayment  Interest  Shortfall:  As to  any  Distribution  Date  and  each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal  Only  Certificates:   Any  Class  of  Certificates  entitled  to
distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Principal Only Certificates.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan

     Principal Remittance Amount: With respect to any Distribution Date, to the extent of funds available therefor, the amount equal to the sum (less amounts available for reimbursement to the Servicers for Advances and expenses pursuant to the applicable Servicing Agreement and amounts reimbursable or payable to the Master Servicer, Securities Administrator and Trustee pursuant to this Agreement) of: (i) each payment of principal on such Mortgage Loan due during the related Collection Period and received by the Servicers on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all Principal Prepayments received by the applicable Servicer during the related Prepayment Period, (iii) Insurance Proceeds, Liquidation Proceeds and Recoveries allocable to principal actually collected by the applicable Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased during the related Prepayment Period, the portion of the Repurchase Price allocable to principal, (v) any Substitution Adjustment Amounts paid during the related Prepayment Period and (vi) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with
Section 10.01 hereof, that portion of the purchase price therefor in respect of principal.

     Prior Period: With respect to any Distribution Date, the calendar month immediately preceding the month of such Distribution Date.

     Private Certificates:  The Class B-4, Class B-5 and Class B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for the Subordinate Certificates for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

     Purchase Price: With respect to each Mortgage Loan that was a Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to (a) in the case of the Sponsor, the sum of (i) the unpaid principal balance thereof, (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased and (b) in the case of the Servicer, the sum of (i) the Stated Principal Balance of the Mortgage Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Servicer Custodial Account for distribution in the month of repurchase and (y) if the Servicer is servicing such Mortgage Loan under the Servicing Agreement, the Servicing Fee for such Mortgage Loan.

     Rating Agency: Each of ______________ and ______________. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular  Certificates:  As defined  in the  Preliminary  Statement  hereto.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,631 (Jan. 7, 2005)) or by the staff of the Securities and Exchange Commission, or as may be provided by the Securities and Exchange Commission or its staff from time to time.

     Reportable Event: As defined in Section 3.22(e).

     Reimbursement Amount: As defined in Section 2.02.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Trustee, the Securities Administrator or the Master Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to the Trustee, the Securities Administrator or the Master Servicer.

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time

     Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code. The "REMIC" shall mean the REMIC constituted by the Trust Estate.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: Shall have the meaning given to the term "Remittance Date" in the Servicing Agreement

     REO Proceeds: Proceeds, net of any related expenses of the Servicer or the Master Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by the Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, as the case may be, substantially in the form of Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement in respect of such Mortgage Loan.

     Residual Certificate: The Class A-R Certificate

     Responsible Officer: When used with respect to the Trustee or the Securities Administrator, any officer of the Corporate Trust Department of the Trustee or the Securities Administrator, as applicable, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     Securities      Administrator:       ___________________,      and      its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-R and Class A-PO Certificates

     Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

     Senior Non-PO Certificates: The Class A-1, Class A-2, Class A-4 and Class A-R Certificates

     Senior Percentage: With respect to any Distribution Date, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date, by (ii) the Pool Stated Principal Balance (Non-PO Portion) for such Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

     Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of the amounts described in clauses (i) (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of
(1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e) through (g) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date.

     Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for the Subordinate Certificates set forth below:


                             Percentage of Original

Distribution Date Occurring                                              Subordinate Certificate Balance
---------------------------                                              -------------------------------
[month] [year] through [month] [year]                                                       [30]%
[month] [year] through [month] [year]                                                       [35]%
[month] [year] through [month] [year]                                                       [40]%
[month] [year] through [month] [year]                                                       [45]%
[month] [year] and thereafter                                                               [50]%


     Servicer: ___________ or any successor servicer appointed as herein provided

     Servicer Custodial Account: The separate account created and maintained by the Servicer pursuant to the Servicing Agreement

     Servicing Advance: Shall have the meaning given to the term "Servicing Advances" in the Servicing Agreement

     Servicing Agreement: The sale and servicing agreement dated _________ ___, _____ between Sponsor and the Servicer

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, which as of the Closing Date are listed on Exhibit Q hereto.

     Servicing Fee: As defined in the Servicing Agreement

     Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the Servicing Agreement

     Servicing Function Participant: Any affiliate or third party vendor engaged by the Master Servicer, the Securities Administrator or the Trustee that is participating in the servicing function with respect to the Mortgage Loans within the meaning of Item 1122 of Regulation AB.

     Servicing Officer: As defined in the Servicing Agreement.

     Servicing Transfer Costs: All reasonable costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

     Similar Law: As defined in Section 6.02(e).

     Sponsor:  [________________],  a  [_________________],  or its successor in interest, as seller of the Mortgage Loans under the ------- Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Subordinate Certificates: The Class B Certificates.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date

     Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through
(d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (i)(e) through (g) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than and not more than 2% greater than that of the Defective Mortgage Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v) have a FICO score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan,
(vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage Loan representation and warranty set forth in the Mortgage Loan Purchase Agreement, the Servicing Agreement and this Agreement. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury

     Trust: The trust created by this Agreement, which shall be named the "[__________] 20[__]-[__]Trust."

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which [a][multiple] REMIC election(s) [is][are] to be made, such entire Trust Estate consisting of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the Depositor's rights under the Servicing Agreement, the underlying sale agreements and the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (vi) the Servicer Custodial Account(s), the Master Servicer Custodial Account, the Cap Account, the Certificate Account, the Exchangeable Certificates Grantor Trust Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents, cash and non-cash proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust Estate.

     Trustee:   [_____________],   and  its  successors-in-interest  and,  if  a
successor trustee is appointed hereunder, such ------- successor, as trustee.

     Trustee Fee: With respect to each Mortgage Loan, a monthly fee paid to the Trustee out of interest collections received from the related Mortgage Loan calculated at the Trustee Fee Rate on the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of the related Distribution Date.

     Trustee Fee Rate: A per annum rate equal to ___%.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto. --

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

     WHFIT: A "Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations ss. 1.671-5(b)(22) or successor provisions.

     WHFIT Regulations: Treasury Regulations ss. 1.671-5, as amended.

     Section 1.02 Interest Calculations. [All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months.] [All calculations of interest will be made on a 360-day year consisting of twelve
(12) months, each of which has the actual number of days in such month.] All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

     Section 1.03 Fiscal Year. The fiscal year of the Trust will be the calendar year

                               ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

          (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of [___________________], as trustee for the holders of SunTrust Real Estate Trust Mortgage Pass-Through Certificates, Series 20[___]-[___], without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "[_____________________,] as trustee for the holders of SunTrust Real Estate Trust Mortgage
          Pass-Through Certificates, Series 20[___]-[___]" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v) any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto; (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (ix) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

                    (A) The Cooperative Stock Certificate;

                    (B) The stock power executed in blank;

                    (C) The executed Cooperative Lease;

                    (D) The executed Recognition Agreement;

                    (E) The executed  assignment of  Recognition  Agreement,  if any;

                    (F) The executed UCC-1 financing  statement with evidence of recording thereon; and

                    (G) Executed UCC-3 financing statements or other appropriate
               UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation);

provided, however, that on the Closing Date, with respect to item (iii), if an Assignment of Mortgage is required to be recorded as set forth below, the Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If, in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the applicable Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities Administrator an unqualified Opinion of Counsel reasonably acceptable to the Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by any Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates. The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the applicable Servicer to remit to the Master Servicer for deposit in the Master Servicer Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

     Section 2.02. Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section 2.01(b) and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause the Custodian to deliver to the Depositor[,] [and] the Master Servicer[, and the NIMS Insurer] a certification in the form attached hereto as Exhibit M (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within ninety (90) days after the execution and delivery of this Agreement, the Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the Depositor[,] [and] the Master Servicer[, and the NIMS Insurer] a certification in the form of Exhibit N hereto (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such  review,  the  Trustee or a  Custodian  finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01(b) or is omitted from such Mortgage File, or if the Depositor, the Master Servicer, the Securities Administrator, the Trustee[, the NIMS Insurer] or a Custodian discovers a breach by a Servicer, the Depositor or the Sponsor of any representation, warranty or covenant under the Servicing Agreement, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Master Servicer, the Sponsor, such Servicer, the Securities Administrator, the
Trustee[, the NIMS Insurer] and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer, the Sponsor or the Depositor, as applicable, deliver such missing documentation or cure such defect or breach within ninety (90) days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01, defect or breach. If the Trustee receives written notice that the Depositor, the Sponsor or the applicable Servicer, as the case may be, has not deliver such missing document(s) or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer, Sponsor or Depositor's obligation, as the case may be, under the applicable Servicing Agreement or the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, and cause the applicable Servicer, Sponsor or Depositor, as the case may be, to either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or
(b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within ninety (90) days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than ninety (90) days after the Closing Date unless the Depositor delivers to the Securities Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Securities Administrator or the Trust Estate, addressed to the Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or
(ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01(b) have been received and further confirming that any and all documents delivered pursuant to Section 2.01(b) appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of any representation or warranty of a Servicer or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the applicable Servicing Agreement, the Mortgage Loan Purchase Agreement and this Agreement for the benefit of the Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses ([k]), ([o]) or ([p]) of paragraph [3] or clauses ([f]), ([nn]) or ([oo]) of paragraph [4] of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses ([k]) or ([o]) of paragraph [3] of the Mortgage Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the related Servicing Agreement and the payment of any Reimbursement Amount, the obligation of any Servicer, the Sponsor or the Depositor to cure, to repurchase or to substitute any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

     With respect to the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer[, the NIMS Insurer] or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

     The representations and warranties of [the][each] Servicer with respect to the Mortgage Loans in the [related] Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in [the][such] Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the [related] Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of the [applicable] Servicer under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the [applicable] Servicer in the [related] Servicing Agreement, without regard to whether [the][such] Servicer fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan, the applicable Servicer, Sponsor or Depositor, as the case may be, shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01(b). No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the applicable Servicer, Sponsor or the Depositor has substituted a Substitute Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Securities Administrator, the Trustee[, the NIMS Insurer] and any Custodian. Upon such substitution of a Mortgage Loan by the Depositor, the Sponsor or a Servicer, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement and the [applicable] Servicer shall be deemed to have made to the Trustee, with respect to such Substitute Mortgage Loan and as of the date of the substitution, the mortgage loan representations and warranties made pursuant to the [applicable] Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the applicable party and shall execute and deliver at such party's direction such instruments of transfer or assignment prepared by such party, in each case without recourse, as shall be necessary to vest title in such party, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor, the Sponsor or a Servicer substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by the such party [in a Loan Group], as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans [in a Loan Group] substituted by such party (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount"[ for such Loan Group]) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by such party to the Master Servicer for deposit to the Master Servicer Custodial Account on or before the [18th] day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or Opinion of Counsel had been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan and shall not be deemed to have certified that the content of such title search or opinion of counsel is sufficient to meet the requirements of Section 2.01(b)(v).

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer

     The  Master  Servicer  hereby  makes  the  following   representations  and
warranties to the Depositor, the Securities Administrator[, the NIMS Insurer] and the Trustee, as of the Closing Date:

          (i) The Master Servicer is a [insert form and state of organization] and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee's behalf for the benefit of the Certificateholders.

     Section 2.04. Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee [and the NIMS Insurer] with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

          (iii) As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          (iv) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation section 1.860G-2.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on behalf of the Trustee and shall inure to the benefit of the Certificateholders.

     Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that a breach of the representation that each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within ninety (90) days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either
(i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within ninety (90) days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to
Certificateholders, or to the Trust and the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section 2.05. Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Senior Certificates (other than the Class A-R Certificate) and the Classes of Subordinate Certificates as "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

     Section 2.06. Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07. REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is ____________ ___, 20___.

     Section 2.08. Execution and Delivery of Certificates. The Securities Administrator has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

                               ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

     Section 3.01. Master Servicing of the Mortgage Loans.

     For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time to time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Master Servicer Custodial Account pursuant to the Servicing Agreements.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicer to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the Servicing Agreement.

     The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02.  Monitoring of Servicer.

     (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the Depositor the compliance by the Servicer with its duties under the Servicing Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of the Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

     (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under the Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder and act as successor Servicer of the Mortgage Loans under the Servicing Agreement or cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer and Trustee, as applicable, shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

     (c) To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to the Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account.

     (d) To the extent that any Servicing Transfer Costs are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account.

     (e) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the Servicing Agreement.

     (f) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (g) Notwithstanding the foregoing, to the extent the Master Servicer engages any affiliate or third party vendor in connection with the performance of any of its duties under this Agreement, the Master Servicer shall immediately notify the Depositor in writing of such engagement. To the extent the Depositor notifies the Master Servicer and the Trustee that it has determined that any such affiliate or third party vendor is a Servicing Function Participant, the Master Servicer shall cause such Servicing Function Participant to prepare a separate assessment and attestation report, as contemplated by Section 3.20 of this Agreement and deliver such report to the Securities Administrator as set forth in Section 3.22 of this Agreement. In addition, to the extent the Depositor notifies the Master Servicer and the Trustee that it has determined that any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB (an "Additional Servicer"), the Master Servicer shall cause such Additional Servicer to prepare a separate compliance statement as contemplated by Section 3.19 of this Agreement and deliver such statement to the Securities Administrator as set forth in Section
3.22 of this Agreement.

     In addition, if the Depositor determines any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Master Servicer shall cause such Servicing Function Participant to provide the Depositor and the Securities Administration the information required by Section 1108(b) and 1108(c) of Regulation AB within two Business Days following such engagement. To the extent the Master Servicer terminates any such Servicing Function Participant that the Depositor has determined is a "servicer" within the meaning of Item 1101 of Regulation AB, the Master Servicer shall provide the Depositor and the Securities Administrator the information required to enable the Securities Administrator to accurately and timely report such event under Item 6.02 of Form 8-K (if the Trust's Exchange Act reporting requirements have not been suspended pursuant to Section 15(d) of the Exchange Act as set forth in Section 3.22(g).

     Section 3.03. Fidelity Bond; Errors and Omissions Insurance. The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     Section 3.04.  Access to Certain Documentation.

     (a) The Master Servicer shall provide, and the Master Servicer shall cause the Servicer to provide in accordance with the Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the Servicer to observe any applicable law and the failure of the Master Servicer or the Servicer to provide access as provided in this Section
3.04 as a result  of such  obligation  shall  not  constitute  a breach  of this
Section 3.04.

     Section 3.05. Maintenance of Primary Mortgage Insurance Policy; Claims.

     (a) The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to the Mortgage Loan in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause the Servicer (to the extent required under the Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11.

     Section 3.06......Rights of the Depositor, the Securities Administrator and
the Trustee in Respect of the Master Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the Depositor shall not be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

     Section 3.07. Trustee to Act as Master Servicer.

     In the event the Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder and all of the rights and obligations of the Master Servicer under the Servicing Agreement, unless the Trustee elects to terminate the Servicing Agreement, in accordance with the terms thereof. Unless the Trustee so elects to terminate the Servicing Agreement, the Trustee, its designee or the successor master servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Servicing Agreement, to the same extent as if the rights and duties under the Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Servicing Agreement, with respect to the Master Servicer's duties to be performed prior to its termination hereunder. Any such assumption shall be subject to Sections 7.02 and 8.05.

     The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Mortgage Loans then being master serviced by such Master Servicer and an accounting of amounts collected and held by such Master Servicer, and shall transfer control of the Master Servicer Custodial Account, and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties relating to such Mortgage Loans to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all Master Servicing Transfer Costs.

     Section 3.08. Servicer Custodial Account and Escrow Account.

     The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Servicer Custodial Account in accordance with the Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances made from the Servicer's own funds (less servicing compensation as permitted by the Servicing Agreement) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer is hereby authorized to make withdrawals from and deposits to the Servicer Custodial Account for purposes required or permitted by this Agreement.

     To the extent required by the Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall require the Servicer to establish and maintain one or more escrow accounts (collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel the Servicer to establish an Escrow Account in violation of applicable law.

     Section 3.09. Collection of Mortgage Loan Payments, Master Servicer Custodial Account; Distribution Account and Cap Account.

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicer to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the Servicing Agreement.

     (b) The Securities Administrator shall establish and maintain the Distribution Account. The Securities Administrator shall, promptly upon receipt, deposit in the Distribution Account and retain therein any amounts which are required to be deposited in the Distribution Account by the Securities Administrator.

     (c) The Master  Servicer shall  establish and maintain the Master  Servicer
Custodial Account, which shall be an Eligible Account. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master Servicer Custodial Account by the Master Servicer.

     (d) The Master Servicer shall deposit or cause to be deposited into the Master Servicer Custodial Account, on the same Business Day of receipt (except as otherwise specifically provided herein), the following payments and collections remitted to the Master Servicer by the Servicer from its Servicer Custodial Account pursuant to the Servicing Agreement or otherwise or received by the Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08, and other than any Excess Proceeds and
     (B) any Insurance Proceeds released from an Escrow Account;

          (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted Investments with respect to the Master Servicer Custodial Account;

          (v) any amounts relating to REO Property required to be remitted by the Servicer;

          (vi) Periodic Advances made by the Servicer pursuant to the Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to Section 3.21) and any Compensating Interest paid by the Servicer pursuant to the Servicing Agreement;

          (vii) all Purchase Prices, all Substitution Adjustment Amounts and all Reimbursement Amounts to the extent received by the Servicer;

          (viii) any Recoveries relating to the Mortgage Loans; and

          (ix) any other amounts required to be deposited hereunder.

     If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

     (e) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

     (f) Each institution at which the Distribution Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Distribution Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity.

     All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Distribution Account shall be for the benefit of the Securities Administrator as additional compensation and the amount of any losses realized in the Distribution Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Distribution Account.

     (g) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master Servicer and the Rating Agencies of any proposed change of the location of the Distribution Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Distribution Account shall be evidenced by a certification substantially in the form of Exhibit F hereto.

     (h) The Securities Administrator shall establish and maintain the Cap Account, held in trust for the benefit of the Holders of the Class A-4 Certificates. The Securities Administrator shall deposit in the Class A-4 Cap Account on the date received by it payments in respect of the Interest Rate Cap Agreement, if any, received from the Cap Provider for the related Distribution Date. Funds on deposit in the Cap Account shall remain uninvested. On each Distribution Date, the Securities Administrator shall withdraw from the Cap Account the Interest Rate Cap Agreement payment, if any, received in respect of such Distribution Date and shall distribute such amount to the Class A-4 Certificates.

     For federal and state income tax purposes, the Holders of the Class A-4 Certificates will be deemed to be the owners of the Cap Account and the Interest Rate Cap Agreement, and the Cap Account and the Interest Rate Cap Agreement will be assets of the Class A-4 Grantor Trust as provided in Section 5.12. The Cap Account and the Interest Rate Cap Agreement will not be assets of any REMIC created hereunder, and any payments to the Class A-4 Certificates from the Cap Account will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The Cap Account is an "outside reserve fund" within the meaning of Treasury Regulations ss. 1.860G-2(h) that is owned by the Holders of the Class A-4 Certificates.

     In addition, the Securities Administrator shall account for the rights of the Class A-4 Certificates to receive amounts in respect of the Interest Rate Cap Agreement as a right in a limited recourse interest rate cap contract written by the Cap Provider in favor of the Class A-4 Certificates. Thus, for tax purposes, each Class A-4 Certificate shall be treated as representing not only ownership of a "regular interest" in the related REMIC within the meaning of Code Section 860G(a)(1), but also ownership of an interest in a notional principal contract. For federal tax return and information reporting purposes, the right of the Holders of the Class A-4 Certificates to receive payments under the Interest Rate Cap Agreement shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

     Section 3.10. Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Master Servicer shall afford and shall enforce the obligation of the Servicer to afford the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the Servicer.

     Section 3.11. Permitted Withdrawals from the Distribution Account, the Master Servicer Custodial Account and the Servicer Custodial Account.

     (a) The Securities Administrator shall withdraw funds from the Distribution Account to reimburse the Depositor for expenses incurred by it and reimbursable pursuant to this Agreement, including but not limited to, Section 7.03, to pay itself and the Trustee any amounts due itself or the Trustee under this Agreement and for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

          (i) to pay to the Servicer (to the extent not  previously  retained by
     it), the Servicing Fee to which they are entitled pursuant to the Servicing Agreement and to pay itself any Master Servicer Custodial Account Reinvestment Income;

          (ii) to pay to the Securities Administrator and the Trustee any amounts due to the Securities Administrator and the Trustee under this Agreement (including, but not limited to, all amounts provided for under Section 9.11, other than amounts provided for in sentences one, two and three of Section 9.11);

          (iii) to reimburse the Servicer (or, if applicable, itself or the Trustee) for unreimbursed Advances made pursuant to the Servicing Agreement (or in the case of itself or the Trustee, pursuant to Section 3.21), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the Mortgage Loans in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans;

          (iv) to reimburse the Servicer (or, if applicable, itself or the Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans;

          (v) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vii) to reimburse itself for expenses incurred by it and reimbursable pursuant to this Agreement, including but not limited to, Section 7.03;

          (viii) to withdraw any amount deposited in the Master Servicer Custodial Account and not required to be deposited therein; and

          (ix) to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

     If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities Administrator which describes the amounts remitted in error to the Securities Administrator for deposit to the Distribution Account. In no event shall the Securities Administrator incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

     (b) On each Distribution Date, funds on deposit in the Distribution Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections 5.01 and 5.02. The Distribution Account shall be cleared and terminated upon termination of this Agreement pursuant to
Section 10.01.

     Section 3.12......Maintenance of Hazard Insurance and Other Insurance.

     For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the Servicing Agreement to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the Servicing Agreement. It is understood and agreed that such insurance provided for in this
Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer, or by the Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Servicing Agreement) shall be deposited into the Master Servicer Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Sections 3.09 and 3.11.

     Section 3.13......Presentment of Claims and Collection of Proceeds.

     The Master Servicer shall (to the extent provided in the Servicing Agreement) cause the Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.

     Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section    3.14.  Enforcement   of   Due-On-Sale   Clauses;   Assumption
Agreements.

     To the extent provided in the Servicing Agreement and to the extent Mortgage Loans contain enforceable due on sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Servicing Agreement.

     If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Servicing Agreement.

     Section 3.15. Realization Upon Defaulted Mortgage Loans; REO Property.

     (a) The Master Servicer shall cause the Servicer (to the extent required under the Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the Servicing Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicer, to the extent provided in the Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the Servicing Agreement, cause the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO
Property, the Master Servicer shall cause the Servicer to protect and conserve such REO Property in the manner and to the extent required by the Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the Servicer to dispose of such Mortgaged Property within the time period specified in the Servicing Agreement unless the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

     (c) The Master Servicer shall, to the extent required by the Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Periodic Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Periodic Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Servicer as provided above shall be deposited in the Servicer Custodial Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Servicer for deposit into the Servicer Custodial Account.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by the REMIC if any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions or (iii) subject the REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Master Servicer or Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding.

     Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

     Section 3.16. Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the Mortgage File to the Master Servicer or the Servicer. The Trustee shall at the Master Servicer's or the Servicer's direction execute and deliver to the Master Servicer or the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the Servicer's obligation under the Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

     From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Master Servicing Officer or a Servicing Officer, release the Mortgage File within seven Business Days to the Master Servicer or the Servicer. Subject to the further limitations set forth below, the Master Servicer or the Servicer shall cause the Mortgage Files so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     If the Master Servicer or Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.17. Documents, Records and Funds in Possession of the Master Servicer to be Held for the Trustee.

     Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause the Servicer to transmit to the Trustee (or the Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the Servicer or which otherwise are collected by the Master Servicer or the Servicer as Liquidation Proceeds, Recoveries or Insurance Proceeds in respect of any Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Distribution Account or the Servicer Custodial Account, shall be held by the Master Servicer or the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement and the Servicing Agreement.

     The Master Servicer also agrees that it shall not, and shall insure that the Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Master Servicer Custodial Account, the Servicer Custodial Account, the Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by such Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.18. Master Servicer Compensation and Servicer Compensation.

     [Master Servicing compensation in the form of Master Servicer Custodial Account Reinvestment Income shall be remitted to or retained by the Master Servicer pursuant to Section 3.09(e). The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefore except as specifically provided in this agreement.]

     Section 3.19. Annual Statement as to Compliance.

     The Trustee, Securities Administrator and Master Servicer shall deliver, and the Master Servicer shall cause each Additional Servicer engaged by it to deliver, in electronic form, to the Depositor, the Securities Administrator, the Trustee and each Rating Agency on or before March 5th of each year, or if such day is not a Business Day the next Business Day (with a ten calendar day cure period, but in no event later than March 15th), followed by a hard copy within ten calendar days, commencing March 20__, a certificate in the form required by
Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Trustee, Securities Administrator, Master Servicer or Additional Servicer, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement, or such other applicable agreement in the case of an Additional Servicer, during the prior calendar year or a portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of such certificate, the Depositor shall review such certificate and, if applicable, consult with the Master Servicer, Securities Administrator and Trustee as to the nature of any failure to fulfill any obligation under the Agreement, or such other applicable agreement in the case of an Additional Servicer, in any material respect.

     In addition, the Master Servicer shall enforce the Servicer's obligation under the Servicing Agreement to provide a similar statement to the Securities Administrator relating to compliance with the Servicing Agreement.

     Section 3.20. Assessments of Servicing Compliance; Registered Public Accounting Firm Attestation Reports.

     (a) Each of the Master Servicer, the Securities Administrator and the Trustee shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at such party's expense, to the Depositor, the Securities Administrator and the Trustee in electronic form, not later than March 5th of each year, or if such day is not a Business Day the next Business Day (with a ten calendar day cure period, but in no event later than March
15th),  followed by a hard copy within ten calendar  days,  commencing  in March
20___, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to it, (C) such party's assessment of compliance with the Servicing Criteria applicable to it as of an for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.22, including, if there has been any material instance of noncompliance with the Servicing Criteria applicable to it, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to such party as of an for such period.

     Each such assessment of compliance report shall be addressed to the Depositor, the Securities Administrator and the Trustee and signed by an authorized officer of the applicable party, and shall address each of the Relevant Servicing Criteria set forth on Exhibit Q hereto, or as set forth in the notification furnished to the Depositor, the Securities Administrator and the Trustee pursuant to Section 3.19(c). The Master Servicer, Securities Administrator and the Trustee hereby acknowledge and agree that their respective assessments of compliance will cover the items identified on Exhibit Q hereto as being covered by such party. The parties to this Agreement acknowledge that where a particular Servicing Criterion has multiple components, each party's assessment of compliance (and related attestation of compliance) will relate only to those components that are applicable to such party. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Master Servicer, Securities Administrator or the Trustee as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (or any Servicing Function Participant engaged or utilized by the Master Servicer, Securities Administrator or the Trustee, as applicable).

     (b) Each of the Master Servicer, the Securities Administrator and the Trustee, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it, at such party's expense, to cause, not later than March 5th of each year or if such day is not a Business Day, the next Business Day (with a ten calendar day cure period), commencing in March 20, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, the Trustee, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish electronically a report to the Securities Administrator, the Trustee and the Depositor (with a hard copy to follow within ten calendar days), to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

     Promptly after receipt of each such accountants' attestation report, the Depositor shall review the report and, if applicable, consult with the Master Servicer, Securities Administrator or the Trustee if such report (i) states that a party's assessment of compliance was not fairly stated in any material respect or (ii) is unable to state an overall opinion.

     (c) No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, (i) the Master Servicer shall forward to the Securities Administrator, the Trustee and the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant, (ii) the Securities Administrator shall forward to the Trustee and the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant and (iii) the Trustee shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant, in each case to the extent of any change from the prior year's notice, if any.

     (d) Beginning with fiscal year 20__ and thereafter, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of any such assessments or attestation reports until April 15th unless such party has received written notice from the Depositor that a Form 10-K is required to be filed in respect of the Trust for the preceding fiscal year.

     Section 3.21. Advances.

     The Master Servicer shall enforce the obligations of the Servicer to make a Periodic Advance and/or a Servicing Advance in accordance with the Servicing Agreement. The Servicer shall be entitled to be reimbursed from the Master Servicer Custodial Account for all Advances of its own funds made pursuant to the Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities Administrator of the amount of the Periodic Advance to be made by the Servicer on each applicable Advance Date no later than the related Remittance Date. If the Servicer fails to make any required Advance pursuant to the Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Advance would not be recoverable in its good faith business judgment, make such Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Advances required pursuant to the Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the Servicing Agreement) that such Advance would not be recoverable.

     Section 3.22. Reports to the Securities and Exchange Commission. (a) The Trustee, the Securities Administrator and the Master Servicer shall reasonably cooperate with the Depositor to enable the Depositor to satisfy its reporting requirements under the Exchange Act and the parties hereto shall reasonably cooperate to enable the Securities and Exchange Commission requirements with respect to the Depositor to be met in the event that the Securities and Exchange Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 3.22, to be conducted or allocated in a different manner. Without limiting the generality of the foregoing, the Securities Administrator shall prepare on behalf of the Depositor any Current Reports on Form 8-K (each, a "Form 8-K"), Distribution Reports on Form 10-D (each, a "Form 10-D") and Annual Reports on Form 10-K (each, a "Form 10-K") as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, the Master Servicer shall sign and the
Securities Administrator shall file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor. Notwithstanding the foregoing, the Depositor shall file the Form 8-Ks in connection with the issuance of the Certificates.

     (b) Each Form 10-D shall be filed by the Securities Administrator within 15 days after each Distribution Date and will include a copy of the monthly statement to Certificateholders delivered pursuant to Section 5.04(b) (each, a "Distribution Date Statement") for such Distribution Date as an exhibit thereto. In addition, the Securities Administrator shall include under Item 1 of each Form 10-D any information required by Item 1121 of Regulation AB to the extent relevant that is not included on the Distribution Date Statement. Any disclosure in addition to the Distribution Date Statement and any other information required by Item 1121 of Regulation AB ("Additional Form 10-D Information") shall be determined by the party preparing such information as set forth on Exhibit R-1 hereto and the Trustee shall compile such disclosure pursuant to the following paragraph. The Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Information, except to the extent of its obligations as set forth in the next paragraph.

     As set forth on Exhibit R-1 hereto, within five calendar days after the related Distribution Date, certain parties hereto shall be required to provide to the Depositor, the Securities Administrator and the Trustee, to the extent known by such parties, any Additional Form 10-D Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Information on Form 10-D pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

     After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor and the Master Servicer for review. No later than two Business Days prior to the 15th calendar day after the related Distribution Date, the Depositor and Master Servicer shall each indicate to the Securities Administrator their consent to the form and substance of the draft Form 10-D (which consent may be in electronic form). If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.22(e). Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or before 90 days after the end of each fiscal year of the Trust (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission), commencing in 20___, the Securities Administrator shall file a Form 10-K, in form and substance as required by applicable law or applicable Securities and Exchange Commission staff interpretations. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement: (i) an annual compliance statement for the Trustee, the Securities Administrator, the Master Servicer and each Additional Servicer, as described under Section 3.19, (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for the Master Servicer, the Securities Administrator, the Trustee and each Servicing Function Participant, as described under Section 3.20, and (B) if the Master Servicer's, the Securities Administrator's, the Trustee's or each Servicing Function Participant's report on assessment of compliance with Servicing Criteria described under Section 3.20 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, (iii)(A) the registered public accounting firm attestation report for the Master Servicer, the Securities Administrator, the Trustee and each Servicing Function Participant, as described under Section 3.20, and (B) if any registered public accounting firm attestation report described under Section 3.20 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, and (iv) a Certification as described in this Section 3.22(c). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Information") shall be prepared by the party responsible for preparing such disclosure as set forth on Exhibit R-2 hereto and the Securities Administrator shall compile such disclosure pursuant to the following paragraph. The Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Information, except to the extent of its obligations as set forth in the next paragraph.

     As set forth on Exhibit R-2 hereto, no later than March 1st of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 20___, certain parties to this Agreement shall be required to provide to the Securities Administrator and the Depositor, to the extent known by such applicable parties, any Additional Form 10-K Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Information on Form 10-K pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor and the Master Servicer for review. No later than the close of business on the third Business Day prior to the 10-K filing deadline, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K, together with a signed copy of the certification (the "Certification") attached hereto as Exhibit O and required to be included with each Form 10-K pursuant to the Sarbanes-Oxley Act of 2002, as amended (with an original executed hard copy of each to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(e). Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.22(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.22, Section 3.19 and
Section 3.20. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Securities Administrator shall provide to the Master Servicer, on or before March 5th of each year, or if such day is not a Business Day the next Business Day (with a ten calendar day cure period), followed by a hard copy within ten days, commencing in March 20___, and otherwise within a reasonable period of time upon request, a certification in the form attached hereto as Exhibit P. In the event the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such Securities Administrator shall provide a certification in the form attached hereto as Exhibit P with respect to the period of time it was subject to this Agreement. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor, the Master Servicer, the Trustee, the Sponsor and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in (i) the assessment of compliance with the Servicing Criteria pursuant to Section 3.20 provided by the Securities Administrator or any Servicing Function Participant appointed by the Securities Administrator and (ii) the certification provided by the Securities Administrator pursuant to this Section 3.22(c), any breach of the obligations under Sections 3.19 and 3.22(c) of the Securities Administrator or any Servicing Function Participant appointed by the Securities Administrator or the Securities Administrator's or such Servicing Function Participant's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Master Servicer, the Trustee, the Sponsor and their officers, directors and affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor, the Master Servicer, the Trustee, the Sponsor and each of their officers, directors and affiliates on the one hand and the Securities
Administrator  on the  other  in  connection  with a  breach  of the  Securities
Administrator's  obligations  under  this  Section  3.22(c)  or  the  Securities
Administrator's negligence, bad faith or willful misconduct in connection therewith.

     (d) Prior to the latest date on which the Form 10-K may be timely filed each year, the Master Servicer shall enforce the obligation of the Servicer to provide the certification required pursuant to the Servicing Agreement.

     (e) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (such information, "Form 8-K Information") shall be reported to the Depositor, the Trustee and the Securities Administrator by the parties set forth on Exhibit R-3 hereto and compiled by the Securities Administrator pursuant to the following paragraph. The Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Information or any Form 8-K, except to the extent of its obligations as set forth in the next paragraph.

     As set forth on Exhibit R-3 hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than 12:00 noon on the second Business Day after the occurrence of a Reportable Event certain parties to this Agreement shall be required to provide to the Depositor, the Securities Administrator and the Trustee, to the extent known by such applicable parties, any Form 8-K Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Information on Form 8-K pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

     After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review, verification and execution by the Depositor. No later than 12:00 noon on the fourth Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K filed by it. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(f). The Depositor acknowledges that the performance by the Securities Administrator of its duties under this Section 3.22(e) related to the timely preparation and filing of Form 8-K is contingent upon the parties to this Agreement and any other Person obligated to provide Form 8-K Information as set forth on Exhibit R-3 hereto observing all applicable deadlines in the performance of their duties under this Section 3.22(e). The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (f) In the event that the Securities Administrator is unable to timely file with the Securities and Exchange Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor and the Master Servicer by telephone. In the case of Form 10-D and Form 10-K, the Depositor, Master Servicer, Securities Administrator and Trustee will cooperate to prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all information required to be included on Form 8-K, file such Form 8-K. Within five calendar days following the original due date of the Form 10-D, the Securities Administrator shall prepare and file the related Form 10-D. Within 15 calendar days following the original due date of the Form 10-K, the Securities Administrator shall prepare and file the related Form 10-K. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form 10-K is required will notify the Depositor, the Trustee, the Securities Administrator and the Master Servicer and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 12b-25 or any amendment to Form 10-D or Form 10-K shall be signed by a senior officer of the Master Servicer in charge of the servicing function. Any amendment to Form 8-K or any Form 15 (as described in Section 3.22(h)) shall be signed by an officer of the Depositor. The Depositor and Master Servicer acknowledge that the performance by the Securities Administrator of its duties under this Section 3.22(f) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon the Master Servicer and the Depositor performing their duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than the Securities Administrator or any Servicing Function Participant utilized by the Securities Administrator) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or wilful misconduct.

     (g) Upon any filing with the Securities and Exchange Commission, the Securities Administrator shall promptly deliver or otherwise make available to the Depositor a copy of any such executed report, statement or information.

     (h) The obligations set forth in paragraphs (a) through (g) of this Section shall only apply with respect to periods for which the Securities Administrator is obligated to file reports on Form 8-K, 10-D or 10-K. Unless otherwise instructed by the Depositor, prior to January 30th of the first year in which the Securities Administrator is permitted to do so under Section 15(d) of the Exchange Act and other applicable law and regulations, the Securities Administrator shall prepare and file with the Securities and Exchange Commission a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in
Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Securities Administrator shall recommence preparing and filing reports on Form 10-D and 10-K as required pursuant to this Section and the parties hereto will again have the obligations set forth in paragraphs (a) through (g) of this Section.

     (i) The Depositor, the Securities Administrator, the Trustee and the Master Servicer shall notify the Depositor and the Trustee of any proceedings of the type described in Item 1117 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof. In addition, the Depositor, the Securities Administrator, the Trustee and the Master Servicer shall notify the Depositor and the Trustee of any affiliations or relationships that develop following the Closing Date between the Depositor, the Securities Administrator, the Trustee or the Master Servicer and any of parties listed in Item 1119 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof.

                               ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

     Section 4.01. Master Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the [18th] calendar day of such month (or if such day is not a Business Day, the following Business
Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on information provided by the Servicer (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer of the Master Servicer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                   ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

     Section 5.01. Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities Administrator shall distribute or be deemed to distribute, as applicable, out of the Distribution Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than the Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

     None of the Holders of any Class of Certificates, the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02. Priorities of Distributions.

     (a) On each Distribution Date, based solely on the information contained in the Master Servicer's Certificate, the Securities Administrator shall withdraw from the Distribution Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Securities Administrator and the Trustee pursuant to Sections 3.11(a)(ii) and shall pay such funds to itself and the Trustee, as applicable, and (2) the Pool Distribution Amount (after the payment of the Servicing Fees and the LPMI Policy premium rate, if any, for such Mortgage Loans and expenses and indemnities reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to the Servicer, the Securities Administrator, the Master Servicer or the Trustee), and shall apply such funds first to pay the Trustee the Trustee Fee for such Distribution Date and second to distributions to the Certificates (other than the Exchangeable Certificates) in the following order of priority:

          (i) to each Class of Senior Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

          (ii) concurrently to the Senior Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount,
     (A) to the Senior Certificates in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

          (iii) to the Class A-PO Certificates, any Class PO Deferred Amount (after giving effect to the distribution to the Class A-PO Certificates of the Class PO Recovery), up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable, first, to the Class B Certificates, first to the Class B-6 Certificates, pursuant to clause (iv)(L) below, second to the Class B-5 Certificates, pursuant to clause (iv)(J) below, third to the Class B-4 Certificates, pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates, pursuant to clause (iv)(F) below, fifth to the Class B-2 Certificates, pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates, pursuant to clause (iv)(B) below;

          (iv) to each Class of Subordinate  Certificates,  subject to paragraph
     (d) below, in the following order of priority:

               (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

          (v) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

     No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

     On any Distribution Date, amounts distributed in respect of the Class PO Deferred Amounts (including the distribution of the Class PO Recoveries) will not reduce the Class Certificate Balance of the Class A-PO Certificates.

     All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

     On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to the Classes of Certificates (other than the Exchangeable Certificates) then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount.

     On each Distribution Date, the Securities Administrator shall distribute any Class PO Recovery to the Holders of the Class A-PO Certificates.

     In the event that on any Distribution Date, the Subordinate Principal Distribution Amounts is insufficient to reduce the Class PO Deferred Amounts of the Class A-PO Certificates to zero, the amount that is available shall be distributed to such Class.

     (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

     first, to the Class A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

     second,   sequentially,   to  the  Class  A-1,  Class  A-2  and  Class  A-4
Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

     On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Senior Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

     The PO Deferred Amounts for the Class A-PO Certificates will be paid from amounts otherwise distributable as principal on the Subordinate Certificates before any payments are made pursuant to the preceding paragraph.

     (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date (other than the Class A-PO Certificates) shall be reduced by such Class' pro rata share, based on such Class' Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any other Realized Loss on the Mortgage Loans allocable to interest and (C) Relief Act Reductions incurred on the Mortgage Loans during the Prior Period.

     (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the Pool Stated Principal Balance (Non-PO Portion) immediately prior to such Distribution Date (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of Subordinate Certificates junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the
Restricted Classes of Subordinate Certificates will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate Certificates that are Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

     (e) Outstanding Exchangeable Certificates shall be entitled to receive their proportionate share of distributions in respect of interest and/or principal allocated to the Exchangeable REMIC Certificates as well as their proportionate share of any Reimbursement Amount allocated to the Exchangeable REMIC Certificates.

     Section 5.03. Allocation of Losses.

     (a) No later than five (5) Business Days prior to the related Distribution Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans. Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balance of the designated Classes pursuant to the operation of Section 5.03(b).

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     (b) The Class Certificates  Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amounts to be distributed as a distribution of principal on such Distribution
Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date. The Class Certificate Balance of the Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (other than the Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of the Class PO Deferred Amounts on such Distribution Date) equals the Adjusted Pool Amount (Non PO Portion) for such Distribution Date.

     After the applicable Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date.

     Any such reduction or increase shall be allocated among the Senior Certificates based on the Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

     Outstanding Exchangeable Certificates will be allocated their proportionate share of any increases or decreases in the Class Certificate Balances of the Exchangeable REMIC Certificate pursuant to this Section 5.03(b).

     (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

     (d) The calculation of the amount to be distributed as principal to any Class of Subordinate Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Subordinate Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding (beginning with the Class of Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Senior Certificates, pro rata, in accordance with the priorities set forth in Section 5.02.

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

     (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-2 Certificates will be reduced by the Class A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

     Any  increase  in Class  Certificate  Balance  allocated  to the  Class A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class A-2 Certificates.

     (f) Notwithstanding any other provision of this Section 5.03, no Class Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance or Maximum Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates (excluding in the case of any Class of Subordinate Certificates any principal otherwise payable to such Class of Subordinate Certificates but used to pay any Class PO Deferred Amount).

     Section 5.04.  Statements to Certificateholders.

     (a) Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer's Certificate delivered to the Securities Administrator pursuant to Section 4.01 and with respect to subsections (xxi) and (xxii) below, after consultation with the Depositor, the Securities Administrator shall determine the following information with respect to such Distribution Date:

          (i) the date of such Distribution Date and the Determination Date for such Distribution Date;

          (ii) for each Class, the applicable Record Date and Interest Accrual Period;

          (iii) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein, assuming in the case of a Class of Exchangeable REMIC Certificates no exchanges have occurred and in the case of a Class of Exchangeable Certificates that all exchanges have occurred;

          (iv) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution, assuming in the case of a Class of Exchangeable REMIC Certificates no exchanges have occurred and in the case of a Class of Exchangeable Certificates that all exchanges have occurred;

          (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

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

          (vi) the Class Certificate Balance of each Class of Certificates (other than a Class of Exchangeable Certificates) prior to and after giving effect to the distribution of principal on such Distribution Date and the Maximum Class Certificate Balance of each Class of Exchangeable Certificates;

          (vii) the Pool Stated Principal Balance for the following Distribution Date;

          (viii) (A) the Senior Percentage, the Senior Prepayment Percentage, the Subordinate Percentage and the Subordinate Prepayment Percentage for such Distribution Date and (B) the Senior Percentage, the Senior Prepayment Percentage, the Subordinate Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

          (ix) the amount of the Servicing Fee paid to or retained by the Servicer, and the amount of the Trustee Fee paid to the Trustee, with respect to such Distribution Date;

          (x) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (xi) the amount of Periodic Advances included in the distribution on such Distribution Date, the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date and the amount of Periodic Advances reimbursed since the previous Distribution Date;

          (xii) the  amount  of  Servicing  Advances  made  since  the  previous
     Distribution   Date  and  the  aggregate   amount  of  Servicing   Advances
     outstanding as of the close of business on such Distribution Date;

          (xiii) the number and aggregate Stated Principal Balance of the Mortgage Loans, the Net WAC, the ranges of Mortgage Interest Rates for the Mortgage Loans, separated by 0.25%, the weighted average remaining term to maturity of the Mortgage Loans and the cumulative amount of Principal Prepayments, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xiv) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) in 30-day increments until foreclosure or other disposition, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xv) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

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

          (xvi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xvii) the aggregate amount of Realized Losses incurred during the preceding calendar month and for any Class PO Deferred Amounts for such Distribution Date;

          (xviii) the Reimbursement Amount;

          (xix) the amount of total Recoveries, the Class PO Recovery and the Non-PO Recovery allocated to the Class A-PO Certificates;

          (xx) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

          (xxi) any material modifications, extensions or waivers as to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date and cumulatively since the Cut-off Date;

          (xxii) unless such information is set forth in the Form 10-D relating to such Distribution Date and provided the Securities Administrator is reasonably able to include such information on the statement, any material breaches of representations and warranties relating to the Mortgage Loans and any material breach of covenants hereunder;

          (xxiii) the number and aggregate principal balance of any Mortgage Loans repurchased by the Depositor from the Trust since the previous Distribution Date.

          (xxiv) the Interest Rate Cap Agreement payments paid to the Class A-4 Certificates; and

          (xxv) a statement as to whether any exchanges of Exchangeable REMIC Certificates or Exchangeable Certificates have taken place since the preceding Distribution Date, and, if applicable, the Class designations, Class Certificate Balances, Pass-Through Rates, and any interest and principal paid, including any shortfalls allocated, of any Classes of Exchangeable REMIC Certificates or Exchangeable Certificates that were received by the Certificateholder as a result of such exchange.

     (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Master Servicer a statement setting forth the information set forth in Section 5.04(a).

     In the case of information  furnished pursuant to clauses (iii) and (iv) of
Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

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

     The Securities Administrator will make the monthly statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Securities Administrator's Internet website, initially located at "www.[insert website address]." The Securities Administrator will also make available copies of periodic reports the Securities Administrator files with the Securities and Exchange Commission, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and amendments to these reports, available through this website promptly (but no later than one Business Day) after they are filed with the Securities and Exchange Commission. Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at [insert phone number]. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the monthly statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii), (iv) and (ix) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

     The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Securities Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

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

     Section 5.05. Tax Returns and Reports to Certificateholders.

     (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

     (b) The  Securities  Administrator  shall  prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Securities Administrator shall obtain a taxpayer identification number on Form SS-4 or as otherwise permitted by the Internal
Revenue  Service,  and shall  furnish or cause to be  furnished  to the Internal
Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return of the REMIC for its short taxable year ending _______ ___, 20__, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Securities Administrator will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.06. Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By its acceptance of the Class A-R Certificate such Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

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     Section 5.07. Rights of the Tax Matters Person in Respect of the Securities
Administrator. The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder
and  access  to  officers  of  the  Securities  Administrator   responsible  for
performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

     Section 5.08. REMIC and Grantor Trust Related Covenants. For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and each grantor trust created hereunder as a "grantor trust" within the meaning of the Code and related regulations and avoid the imposition of tax on any REMIC or grantor trust created hereunder. In particular:

     (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Residual Certificate, the Upper-Tier II Regular Interests, the Uncertificated Middle-Tier II Interests, the Uncetificated Lower-Tier II Regular Interest, the Shifting Interest Upper-Tier Regular Interest, the Uncertificated Shifting Interest Middle-Tier Interests and the Uncertificated Shifting Interest Lower-Tier Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

     (c) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

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

     (e) The Securities Administrator shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

     None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the applicable Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Stated Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Start-up Day under the REMIC Provisions.

     Section 5.09. Grantor Trust Administration.

     (a) The Securities Administrator shall treat the portions of the Trust Estate consisting of any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto as assets of the Exchangeable Certificates Grantor Trust. Each beneficial owner of Exchangeable REMIC Certificates that elects to hold its interest in the Exchangeable REMIC Certificates in the form of Exchangeable Certificates pursuant to Sections 6.05 and 6.06 of this Agreement shall be deemed to have instructed the Securities Administrator to deposit the applicable Exchangeable REMIC Certificates into the Exchangeable Certificates Grantor Trust and all distributions in respect of such Exchangeable REMIC Certificates shall be deposited into the Exchangeable Certificates Grantor Trust Account. Funds in the Exchangeable Certificates Grantor Trust Account shall remain uninvested. The Securities Administrator hereby designates the Exchangeable Certificates Grantor Trust Account as a sub-account of the Certificate Account. The Securities Administrator shall treat the portions of the Trust Estate consisting of the Cap Account and Interest Rate Cap Agreement and rights and obligations with respect thereto as the Class A-4 Grantor Trust, and provisions of this Agreement shall be interpreted consistently with this treatment.

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     (b) On each Distribution Date, the Securities Administrator shall be deemed
(i)  to  deposit  all  distributions  in  respect  of  the  Exchangeable   REMIC
Certificates deemed received by it from the Upper-Tier Certificate Account pursuant to paragraph (a) of this Section 5.12 in the Exchangeable Certificates Grantor Trust Account and shall immediately distribute such amounts in respect of the related Exchangeable Certificates and (ii) to deposit all distributions in respect of the Cap Account in the Class A-4 Grantor Trust, and shall immediately distribute such amounts as provided in Section 3.09.

     (c) Any beneficial owner of Exchangeable Certificates that exchanges such Exchangeable Certificates for the related Exchangeable REMIC Certificates shall be deemed to have instructed the Securities Administrator to remove such Exchangeable REMIC Certificates from the Exchangeable Certificates Grantor Trust, so that distributions on such Exchangeable REMIC Certificates are made directly from the Upper-Tier Certificate Account to such beneficial owner.

     (d) The Securities Administrator shall account for the Class A-4 Grantor Trust and the Exchangeable Certificates Grantor Trust and the respective assets and rights with respect thereto as, for federal income tax purposes, separate grantor trusts, each as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulations Section 301.7701-4(c) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator shall apply for taxpayer identification numbers on IRS Form SS-4 and any similarly required state or local forms for each grantor trust. The Securities Administrator shall furnish or cause to be furnished to the Holders of the Class A-4 Certificates and the Exchangeable Certificates, respectively, and shall file or cause to be filed such forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the respective grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Securities Administrator shall sign any forms required above.

     (e) The  Class  A-4  Grantor  Trust  is a  WHFIT  that  is a  NMWHFIT.  The
Exchangeable Certificates Grantor Trust is a WHFIT that is a WHMT. The Securities Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so, and is not in its possession, is provided to the Securities Administrator on a timely basis. The Securities Administrator shall assume that DTC is the only "middleman" (as such term is defined in the WHFIT Regulations) with respect to the Book-Entry Certificates. The Depositor shall pay for any tax reporting penalties that may arise as a result of the Depositor incorrectly determining the status of a grantor trust as a WHFIT.

     (f) The Securities Administrator, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator will be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate uses the cash or accrual method. The Securities Administrator will make available information as required by the WHFIT Regulations to Certificateholders annually. In addition, the Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any certificate holder, unless requested by the Certificateholder.

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

     (g) The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator, (ii) incomplete, inaccurate or untimely information being provided to the Securities Administrator or (iii) the inability of the Securities Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year. Absent receipt of information regarding any sale of Certificates, including the price, amount of proceeds and date of sale from the beneficial owner thereof, the Depositor and the Securities Administrator may assume there is no secondary market trading of WHFIT interests.

     (h) To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT. The CUSIPs so published will represent the Rule 144A CUSIPs. The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received. The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01. The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance (or initial Notional Amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2, and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

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

     Section 6.02. Registration of Transfer and Exchange of Certificates.

     (a) The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book Entry Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

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


          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Securities Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. None of the Master Servicer, the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

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

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the Master Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

     Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     (f) Each Person who has or who acquires any Ownership Interest in the Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in the Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in the Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in the Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in the Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in the Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in the Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in the Residual Certificate in violation of the provisions of this Section
     6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of the Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
     Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of transfer of the Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Securities Administrator shall be entitled to recover from any Holder of the Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Securities
     Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

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

          (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in the Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

     (g) [Reserved]

     (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar or any agent of the Master Servicer, the Trustee, the Securities Administrator or the Certificate Registrar shall be affected by notice to the contrary.

     Section 6.05. Transfer of Exchangeable REMIC Certificates and Exchangeable Certificates.

     (a) Upon the presentation and surrender by any Certificateholder of its Exchangeable REMIC Certificates or Exchangeable Certificates, such Certificateholder shall thereby transfer, assign, set over and otherwise convey to the Securities Administrator, all of such Certificateholder's right, title and interest in and to such Exchangeable REMIC Certificates or Exchangeable Certificates, including all payments of interest thereon received after the date of such presentation and surrender and until such Certificateholder informs the Securities Administrator that it wishes to again hold its interest in the form of Exchangeable REMIC Certificates or Exchangeable Certificates, as applicable. A Certificateholder may only exchange all or a portion of both Classes of
Exchangeable REMIC Certificates for all or a portion of the Class of Exchangeable Certificates and vice versa.

     (b) The Securities Administrator acknowledges any transfer and assignment of Exchangeable REMIC Certificates or Exchangeable Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms set forth in this Agreement, and shall treat such Exchangeable REMIC Certificates and Exchangeable Certificates in accordance with Section 5.12 of this Agreement.

     Section 6.06. Exchanges of Exchangeable REMIC Certificates and Exchangeable Certificates.

     (a) Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the Closing Date, by notice to the Securities Administrator substantially in the form of Exhibit T hereto or under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

     (b) In the case of each Combination, Certificates of the Classes of Exchangeable REMIC Certificates in such Combination shall be exchangeable for Certificates of the Class of Exchangeable Certificates related to such Combination in respective Denominations, determined based on the proportion that the Maximum Initial Class Certificate Balances of such Exchangeable REMIC Certificates, bear to the Maximum Initial Class Certificate Balances of the related Exchangeable Certificates. Except as provided in Section 5.09 of this Agreement, upon any such exchange, the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificates issued in exchange therefor. Correspondingly, Exchangeable Certificates related to a Combination may be further designated for exchange for Exchangeable REMIC Certificates in such Combination in respective Denominations determined based on the proportion that the Maximum Initial Class Certificate Balances of such Exchangeable REMIC Certificates bear to the Maximum Initial Class Certificate Balance of the related Exchangeable Certificates. There shall be no limitation on the number of exchanges authorized pursuant to this Section 6.06 and, except as provided below, no fee or other charge shall be payable to the Securities Administrator or DTC in connection therewith.

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     (c) In order to effect an exchange of  Exchangeable  REMIC  Certificates or
Exchangeable Certificates, the Certificateholder shall notify the Securities Administrator by e mail at [__________] no later than two Business Days before the proposed exchange date. The exchange date may be any Business Day other than the first or last Business Day of the month, subject to the Securities Administrator's approval. In addition, the Certificateholder must provide notice on the Certificateholder's letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Exchangeable REMIC Certificate or Exchangeable Certificate to be exchanged and Exchangeable REMIC Certificates or Exchangeable Certificate to be received; the outstanding portion of the Class Certificate Balances and the Maximum Initial
Class   Certificate   Balances  of  the  Exchangeable   REMIC   Certificates  or
Exchangeable   Certificates  to  be  exchanged;   the   Certificateholder's  DTC
participant number; and the proposed exchange date. After receiving the notice, the Securities Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee. The Certificateholder will utilize the "deposit and withdrawal system" at DTC to exchange the Certificates. The Securities Administrator shall verify the proposed proportions to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected. Unless rejected for error, a notice becomes irrevocable on the second Business Day before the proposed exchange date.

     (d) Notwithstanding any other provision herein set forth, a fee of $[____] shall be payable to the Securities Administrator in connection with each exchange.

     (e) The Securities Administrator shall make the first distribution on an Exchangeable REMIC Certificate or Exchangeable Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section 7.01. Respective Liabilities of the Depositor and the Master Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

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

     Section 7.02. Merger or Consolidation of the Depositor or the Master Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (a) the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (b) the Master Servicer and such successor or surviving Person shall notify the Depositor, the Securities Administrator and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor, the Securities Administrator and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item
6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

     Section 7.03. Limitation on Liability of the Depositor, the Master Servicer and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Distribution Account as provided by Section 3.11 and the Master Servicer shall be entitled to be reimbursed therefor out of amounts on deposit in the Master Servicer Custodial Account.

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

     Section 7.04. Depositor and Master Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or, in the case of the Master Servicer, pursuant to Section 7.05. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

     Section 7.05. Assignment or Delegation of Duties by the Master Servicer. The Master Servicer shall have the right to assign its rights and delegate its duties and obligations hereunder; provided, however, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (ii) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency. In no case, however, shall any permitted assignment and delegation relieve the Mater Servicer of any liability to the Trustee or the Depositor under this Agreement, incurred by it prior to the time that the conditions contained in clauses (i) and (ii) above are met.

                                  ARTICLE VIII

                                    DEFAULT

     Section 8.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Master Servicer to remit amounts to the Securities Administrator for deposit into the Distribution Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 3:00 P.M. StateplaceNew York time on the related Distribution Date; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee or the Depositor, or to the Master Servicer, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

     (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) the failure of the Master Servicer to remit any Periodic Advance required to be remitted by the Master Servicer pursuant to Section 3.21, which failure continues unremedied at 3:00 P.M. on the related Distribution Date; then, and in each and every such case (other than the Event of Default described in clause (e) hereof), so long as an Event of Default is actually known by the Trustee or the Depositor and shall not have been remedied by the Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof (other than the Master Servicer's right to recovery of expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Master Servicer will retain under all circumstances) and the Trustee or a successor Master Servicer appointed pursuant to Section 8.05 shall make the Advance the which the Master Servicer failed to make. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section 8.05(a), unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement. Section

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

     8.02. Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 8.03. Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04. Action upon Certain Failures of the Master Servicer and upon Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

     Section 8.05. Trustee to Act; Appointment of Successor.

     (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.21) under this Agreement, (ii) the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.21) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to such terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs incurred in connection with transferring Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to Section 8.01 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

     (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

     (c) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as such Master Servicer is so required pursuant to Section 3.03.

     (d) The predecessor Master Servicer and successor Master Servicer shall notify the Depositor and the Securities Administrator of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

     Section 8.06. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01. Duties of Trustee and Securities Administrator.

     (a) The Trustee and the Securities Administrator, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an Event of Default has occurred of which a Responsible Officer of the Securities Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

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

     The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities
     Administrator, the Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee (in its individual capacity) and the Securities Administrator (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c) and (d) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office of the Trustee obtains actual knowledge of such failure or event or any Responsible Officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The Securities Administrator shall not be charged with knowledge of any default specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c) and (d) of Section 8.01 unless a Responsible Officer of the Securities Administrator assigned to and working in the Corporate Trust Office of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any Certificateholder; and

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

          (v) Except to the extent provided in Section 8.05 in respect of the Trustee, no provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

     Section 9.02. Certain Matters Affecting the Trustee and the Securities Administrator.

     Except as otherwise provided in Section 9.01:

          (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities Administrator, as applicable, may prescribe;

          (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

          (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section  9.03.  Neither  Trustee nor  Securities  Administrator  Liable for
Certificates  or  Mortgage  Loans.  The  recitals  contained  herein  and in the
Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or Master
Servicer, as applicable, and neither the Trustee nor the Securities Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor.

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     Neither the Trustee nor the Securities Administrator shall at any time have any  responsibility  or liability for or with respect to the legality,  validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening
assignment;   the   completeness  of  any  Mortgage  Loan;  the  performance  or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities Administrator hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall execute and file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04. Trustee and Securities Administrator May Own Certificates. Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same rights it would have if it were not the Trustee or the Securities Administrator.

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

     Section 9.05. Eligibility Requirements for Trustee and the Securities Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at least "___"by _______ and "___" by _______ or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the current ratings assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

     The Securities Administrator (i) may not be an originator, the Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "___" by _______ and "___" by _______, if _______ and _______, as applicable, is a Rating Agency, or the equivalent rating by _______ (or such other rating acceptable to _______ and _______ pursuant to a ratings confirmation). If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder; provided, however, that any such institution appointed as successor Securities Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The Trustee shall notify the Rating Agencies of any change of the Securities Administrator.

     Section 9.06. Resignation and Removal of Trustee and the Securities Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

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

     If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

     Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

     Section 9.07. Successor Trustee or Securities Administrator. Any successor Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement (other than pursuant to Section 3.20 hereunder). All costs associated with the appointment of a successor Trustee or Securities Administrator shall be paid to the Person that incurred them by the predecessor Trustee or Securities Administrator. Without limiting the predecessor Trustee's or Securities Administrator's obligation, if the predecessor Trustee or Securities Administrator fails to pay such costs, such costs shall be reimbursed by the Trust; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this
Section 9.07 shall be reimbursed by the Trust.

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

     No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 9.07, the Master Servicer shall cooperate to mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

     The predecessor Trustee or Securities Administrator and the successor Trustee or Securities Administrator, as applicable, shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

     Section   9.08.  Merger  or   Consolidation   of  Trustee  or   Securities
Administrator. Any corporation or banking association into which either the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Trustee or Securities Administrator, as applicable, and such surviving Person shall notify the Depositor of any such merger, conversion or consolidation and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

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

     Section 9.09. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10. Authenticating Agents. The Securities Administrator may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating Certificates. Initially, the Authenticating Agent shall be ______________________. Wherever reference is made in this Agreement to the authentication of Certificates by the Securities Administrator or the Securities Administrator's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Securities Administrator by an Authenticating Agent and a certificate of authentication executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11. Securities Administrator's Fees and Expenses and Trustee's Fees and Expenses. The Trustee shall be entitled to the Trustee Fee as compensation for its services hereunder. The Trustee shall be entitled to investment income from amounts on deposit in the Distribution Account. [The Securities Administrator, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Securities Administrator, payable by the Trustee out of its own funds and not out of any funds of the Trust Estate]. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's or Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's or Securities Administrator's, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor, the Securities Administrator and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

     Section 9.12. Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

     Notwithstanding the foregoing, to the extent the Trustee appoints one or more Custodians with respect to more than 5% of the aggregate Pool Stated Principal Balance, the Trustee shall cause such Custodian to prepare a separate assessment and attestation report, as contemplated by Section 3.20 of this Agreement and deliver such report to the Securities Administrator as set forth in Section 3.22 of this Agreement.

     Section 9.13. Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the Distribution Account and distributions to Certificateholders as provided in
Section 3.11 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Distribution Account by the Securities Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be _______________________. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement to Certificateholders by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Distribution Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Distribution Account or otherwise accounted, to the reasonable satisfaction of the Securities Administrator, for all amounts it has withdrawn from the Distribution Account.

     The Securities Administrator may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

     Section 9.14. Limitation of Liability. The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

     Section 9.15. Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16. Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 9.17. Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18. Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE X

                                  TERMINATION

     Section 10.01. Termination upon Purchase or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Securities Administrator on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase of all the Mortgage Loans and all REO Property remaining in the Trust Estate by the Call Right Holder at a price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below), (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) and (iii) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

     The Call Right Holder may not exercise its purchase option for the Mortgage Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The Securities Administrator shall notify the Sponsor, upon notice of the Call Right Holder's intent to exercise its purchase option on the Mortgage Loans, of any Reimbursement Amount outstanding.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The right of the Call Right Holder to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than [10]% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans. In addition, the right of the Call Right Holder to purchase the Mortgage Loans is conditioned on the sum of clause (a)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Call Right Holder if, at the time of purchase, the Call Right Holder is not subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the Call Right Holder as of the close of business on the third Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this
Section 10.01.

     If such right is exercised by the Call Right Holder, the Securities Administrator shall, promptly following payment of the purchase price, release to the Call Right Holder, or its respective designees, the Mortgage Files pertaining to such Mortgage Loans being purchased.

     Notice of the exercise of any purchase option by the Call Right Holder and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the applicable Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the applicable Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. The Call Right Holder exercising its call right shall remit to the Securities Administrator for deposit to the Distribution Account on or before the Final Distribution Date or the applicable Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Distribution Account on such Final Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph. Not less than five Business Days prior to the Final Distribution Date, the Trustee shall notify the Depositor of the amount of any unpaid Reimbursement Amount owed to the Trust and the Depositor shall deposit such amount in the Distribution Account not later than the Business Day preceding the Final Distribution Date.

     Upon presentation and surrender of the applicable Certificates, the Securities Administrator shall cause to be distributed to the applicable Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates (other than a Class of Exchangeable Certificates), the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest-bearing Certificate and (b) the applicable Class PO Deferred Amount with respect to the Class A-PO Certificates and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Securities Administrator shall on such date cause all funds in the Distribution Account not distributed in final distribution to such Certificateholders to continue to be held by the Securities Administrator in an Eligible Account for the benefit of such Certificateholders and the Securities Administrator shall give a second written notice to the remaining applicable Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

     Section 10.02.  Additional Termination Requirements.

     (a) Upon the exercise of a purchase option by the Call Right Holder as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

          (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Securities Administrator under Section 10.01, the Securities Administrator shall sell all of the assets of the Trust Estate to the Call Right Holder for cash; and

          (ii) the notice  given by the  Securities  Administrator  pursuant  to
     Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Securities Administrator shall also ensure that such date is specified in the final tax return of the REMIC.

     (b) By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the Securities Administrator.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Distribution Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates (other than the Class B-6 Certificates) as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

     This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee and the Securities Administrator with an Opinion of Counsel to the effect that such amendment would not subject the REMIC to any tax or cause the REMIC to fail to qualify as a REMIC. Notwithstanding any other provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have received such Opinion of Counsel.

     Promptly after the execution of any such amendment or consent the Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders  under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

     Section 11.02. Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement   or  the  Trust,   nor   entitle   such   Certificateholder's   legal
representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF StateplaceNEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05. Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, SunTrust Real Estate Trust, LLC, 214 North Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer,
(b)  in  the  case  of  the  Master  Servicer,  ____________________  Attention:
___________________,   (c)  in  the  case  of  the   Securities   Administrator,
______________________, Attention: _____________________, (d) in the case of the
Trustee, ___________________,  Attention:  _____________________ (e) in the case of [insert rating agency], ___________________,  Attention:  __________________;
and  (f)  in  the  case  of  [insert  rating  agency],   ______________________,
Attention: _______________________, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07. Certificates Nonassessable and Fully Paid. It is the intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08. Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee and the Securities Administrator, within 15 days after the receipt of a request by the Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more  Certificateholders  apply in  writing  to the  Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities Administrator shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09. Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

     Section 11.10. Insolvency. The Depositor, Master Servicer, Securities Administrator and Trustee shall each notify the Depositor and the Securities
Administrator of any of the events enumerated in Item 1.03 of Form 8-K with respect to any of the Depositor, Master Servicer, Securities Administrator or Trustee at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligation under Item
1.03 of Form 8-K not later than the effective date of such event.

     Section 11.11. Regulation AB Compliance; Intent of Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator and the Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities Administrator and the Trustee, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                         SUNTRUST REAL ESTATE TRUST, LLC,
                         as Depositor

                         By: _______________________________
                             Name:
                             Title:


                         ____________________________________,
                              as Master Servicer


                         By: _________________________________
                             Name:
                             Title:


                         _____________________________________,
                             as Securities Administrator


                         By: __________________________________
                             Name:
                             Title:


                         ______________________________________,
                             as Trustee


                         By: __________________________________
                             Name:
                             Title:

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
                       Mortgage Pass-Through Certificates,
                           Series 20___-___ Class A-1

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

                                     A-1-1

     SUNTRUST REAL ESTATE TRUST, LLC Mortgage Pass-Through Certificates, Series 20 - Class A-1 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                  SunTrust Real Estate Trust, LLC, as Depositor

     Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Maximum Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Maximum Initial Class Certificate
     Balance of this Class: $[__________]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                                     A-1-2

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1-3

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
                       Mortgage Pass-Through Certificates,
                           Series 20___-___ Class A-2

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

                                     A-2-1

     SUNTRUST REAL ESTATE TRUST, LLC Mortgage Pass-Through Certificates, Series 20 - Class A-2 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                  SunTrust Real Estate Trust, LLC, as Depositor

     Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Maximum Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Maximum Initial Class Certificate
     Balance of this Class: $[__________]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                                     A-2-2

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-2-3

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
                       Mortgage Pass-Through Certificates,
                           Series 20___-___ Class A-3

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF AN INTEREST IN EACH RELATED EXCHANGEABLE REMIC CERTIFICATE.

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

                                     A-3-1

     SUNTRUST REAL ESTATE TRUST, LLC Mortgage Pass-Through Certificates, Series 20 - Class A-1 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                  SunTrust Real Estate Trust, LLC, as Depositor

     Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Maximum Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Maximum Initial Class Certificate
     Balance of this Class: $[__________]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                                     A-3-2

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3-3

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
                       Mortgage Pass-Through Certificates,
                           Series 20___-___ Class A-4

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

                                     A-4-1

     SUNTRUST REAL ESTATE TRUST, LLC Mortgage Pass-Through Certificates, Series 20 - Class A-1 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                  SunTrust Real Estate Trust, LLC, as Depositor

     Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate
     Balance of this Class: $[__________]

     Pass-Through Rate: Floating

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                                     A-4-2

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4-3

                                   EXHIBIT A-R
                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 20___-___
                                    CLASS A-R

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

     TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS A-R CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                                     A-R-1

     SUNTRUST REAL ESTATE TRUST, LLC Mortgage Pass-Through Certificates, Series 20___-___ Class A-R evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                  SunTrust Real Estate Trust, LLC, as Depositor

     Certificate No.: __________

     Cut-off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[100.00]

     Initial Class Certificate
     Balance of this Class: $[100.00]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.

     Neither this A-R Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                                     A-R-2

     Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class A-R Certificate to such proposed transferee shall be effected; (v) this Class A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-R-3

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___
                                   Class A-PO

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

                                     A-PO-1

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class A-PO evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor

     Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial   Certificate   Balance  of  this   Certificate
     ("Denomination"): $[___________]

     Initial Class Certificate Balance of this Class: $[___________]

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class A-PO Certificate represents the right to receive principal only.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-PO-2

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *


                                     A-PO-3

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-1 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-1-1

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-1 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor Certificate No.: ___________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate Balance of this Class: $[__________]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence B-1-2 an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     B-1-2

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1-3

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-2 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-2-1

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-2 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate Balance of this Class: $[__________]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence B-2-2 an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     B-2-2

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2-3

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-3 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-3-1

                      B-3-1 SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-3 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor Certificate No.: __________

     Cut-Off Date: __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate Balance of this Class: $[__________]

     Pass-Through Rate: [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence B-3-2 an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     B-3-2

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3-3

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-4 SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

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

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.

     TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT
(A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)),  THERE IS NO B-4-4 PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL

                                     B-4-1

ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-4-2

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-4 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor Certificate No.: __________

     Cut-Off Date: December __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate Balance of this Class: $[__________]

     Pass-Through Rate [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________]., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not B-4-6 evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such

                                     B-4-3
transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-4-4

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-5 SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.

     TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT
(A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS B-5-1 EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL

                                     B-5-1

ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-5-2

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-5 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor Certificate No.: __________

     Cut-Off Date: December __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate Balance of this Class: $[__________]

     Pass-Through Rate [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.

     Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or

                                     B-5-3
is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

B-5-4

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-6 SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET placeFORTH BELOW.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.

     TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT
(A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED

                                     B-6-1

TRANSACTION  CLASS EXEMPTION  95-60 ("PTE 95-60"),  60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO B-6-5 PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-6-2

                         SUNTRUST REAL ESTATE TRUST, LLC
              Mortgage Pass-Through Certificates, Series 20___-___

     Class B-6 evidencing an interest in a Trust consisting primarily of [fixed]-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by SunTrust Real Estate Trust, LLC, as Depositor Certificate No.: __________

     Cut-Off Date: December __________ ___, 20___

     First Distribution Date: __________ ___, 20___

     Initial Certificate Balance of this Certificate
     ("Denomination"): $[__________]

     Initial Class Certificate Balance of this Class: $[__________]

     Pass-Through Rate [_____]%

     CUSIP No.: [__________]

     ISIN No.: [__________]

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SunTrust Real Estate Trust, LLC (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.

     Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or

                                     B-6-3
is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-6-4

                                    EXHIBIT C
                      [FORM OF REVERSE OF ALL CERTIFICATES]

     SUNTRUST REAL ESTATE TRUST, LLC Mortgage Pass-Through Certificates This Certificate is one of a duly authorized issue of Certificates designated as SunTrust Real Estate Trust, LLC Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the [__]th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement.

     On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of a Class of the Special Retail Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.11 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

     C-1 The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The  Depositor,   the  Master  Servicer,  the  Certificate  Registrar,  the
Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than [10]% of the aggregate Cut-off Date Pool Principal Balance of such Mortgage Loans, the Call Right Holder has the option to purchase the Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any C-2 advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed.

Dated:

     [__________],as Securities Administrator

     By _________________________________
               Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

     [__________],as Securities Administrator

     By _________________________________
               Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s)                                                                 unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                         __________________________________________
                         Signature by or on behalf of assignor




                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if
mailed   by   check,   to   Applicable   statements   should   be  mailed  to  .
---------------------------

     This information is provided by ____________________________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                              __________ ___, 20___


To:  [NAME OF TRUSTEE]
     [ADDRESS OF TRUSTEE]
     Attention: [_______]

Re: The Pooling and Servicing Agreement dated __________ ___, 20___ , among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee.

     In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____ 1. Mortgage Paid in Full

____ 2. Foreclosure

____ 3. Substitution

____ 4. Other Liquidation

____ 5. Nonliquidation                          Reason: _______________



                         By:   ___________________________________
                                (authorized signer of [SPONSOR])

                         Issuer: _______________________________

                         Address:_______________________________

                         _______________________________________

                         Date: _________________________________

Custodian

[NAME OF  CUSTODIAN]
Please acknowledge the execution of the above request by your signature and date below:



____________________________________       _________________
Signature                                  Date



Documents returned to Custodian:



_____________________________________      __________________
Custodian                                  Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                              __________ ___, 20___

     [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated __________ ___, 20___, among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee.



                         [___________________],

                         By: ___________________________________

                         Name: _________________________________

                         Title: ________________________________

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

[NAME  OF  SECURITIES   ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]


     Re: SunTrust Real Estate Trust, LLC, Mortgage Pass-Through Certificates, Series 20___-___, Class ___, having an initial aggregate Certificate Balance as of __________ ___, 20___ of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated __________ ___, 20___, among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of
     Section  5 of the 1933 Act or G-1-1  any state  securities  laws,  or would

                                     G-1-1
     require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                         Very truly yours,

                         _______________________________________
                         (Transferor)

                         By: ___________________________________

                         Name: _________________________________

                         Title: ________________________________


                                     G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

[NAME  OF  SECURITIES   ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]

     Re: SunTrust Real Estate Trust, LLC, Mortgage Pass-Through Certificates, Series 20___-___, Class ___, having an initial aggregate Certificate Balance as of __________ ___, 20___ of $[__________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated __________ ___, 20___ among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

     1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

     2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism G-2A-1 associated with the Transferred Certificate, and
(f) all related matters, that it has requested.

                                     G-2A-1

     3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                         Very truly yours,

                         _______________________________________
                         (Transferor)

                         By: ___________________________________

                         Name: _________________________________

                         Title: ________________________________


                                     G-2A-2

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                         ________________________________________
                         (Nominee)

                         By: ____________________________________

                         Name: __________________________________

                         Title: _________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the "Transferor") [__________], as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

_________________________

(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

          G-2A-4 association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

          ___  Broker-dealer.  The Transferee is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934, ------------- as amended.

          ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, country-regionU.S. territory or the StateplaceDistrict of Columbia.

          ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or ------------------- any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

          ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement ---------- Income Security Act of 1974.

          ___  Investment  Advisor.  The  Transferee  is an  investment  advisor
               registered   under   the   Investment   Advisers   Act  of  1940.
               ------------------

          ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

     Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.

                                     G-2A-5

     However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ____ ____ Will the  Transferee be purchasing the  Transferred  Certificates
     Yes  No   only for the Transferee's own account?


     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7.  The  Transferee   will  notify  each  of  the  parties  to  which  this
certification is made of any changes in the information and conclusions herein.

     Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                         _________________________________________
                         Print Name of Transferee



                         By: _____________________________________


                         Name: ___________________________________

                         Title: __________________________________

                         Date: ___________________________________


                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the "Transferor") [__________], as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The  Transferee  owned  and/or  invested  on  a  discretionary   basis
          $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's

                                     G-2A-7

Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ____ ____ Will the  Transferee be purchasing the  Transferred  Certificates
     Yes  No   only for the Transferee's own account?


     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                    _______________________________________
                    Print Name of Transferee or Adviser

                    By: ___________________________________

                    Name __________________________________

                    Title: ________________________________


                    IF AN ADVISER:

                    _______________________________________
                    Print Name of Transferee

                    By: ___________________________________

                    Date: _________________________________


                                     G-2A-8

                                  EXHIBIT G-2B
    FORM 2 OF TRANSFEREE'S CERTIFICATE FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

[NAME  OF  SECURITIES   ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]


     Re: SunTrust Real Estate Trust, LLC, Mortgage Pass-Through Certificates, Series 20___-___, Class ___, having an initial aggregate Certificate Principal Balance as of __________ ___, 20___ of $------------

     Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [___________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 31, 2006 , among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an G-2B-1 expense of the Securities Administrator or the Depositor and (ii) the Securities

                                     G-2B-1

Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and
Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and
(ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION  CLASS EXEMPTION  95-60 ("PTE 95-60"),  60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR G-2B-2 AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES,

                                     G-2B-2

OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created G-2B-3 pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and
(f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                                     G-2B-3

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                         Very truly yours,

                         ________________________________________
                         (Transferee)

                         By: ____________________________________

                         Name: __________________________________

                         Title: _________________________________

                         Date: __________________________________

                                     G-2B-4

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                         _________________________________________

                         (Nominee)

                         By: _____________________________________

                         Name: ___________________________________

                         Title: __________________________________


                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                 FOR ERISA RESTRICTED CERTIFICATES [__________]

[NAME  OF  SECURITIES   ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]


     Re: SunTrust Real Estate Trust, LLC, Mortgage Pass-Through Certificates, Series 20___-___, Class ___, having an initial aggregate Certificate Principal Balance as of __________ ___, 20___ of $_________

     Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [___________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 31, 2006 , among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as Securities Administrator, either that:

     (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

     (b) with respect to the Class B-4, Class B-5 and Class B-6 Certificates, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of H-1 acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

     Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                         Very truly yours,

                         ______________________________________
                         (Transferee)

                         By: __________________________________

                         Name: ________________________________

                         Title: _______________________________

                         Date: ________________________________

                                    EXHIBIT I

          FORM OF AFFIDAVIT REGARDING TRANSFER OF RESIDUAL CERTIFICATE

                        SunTrust Real Estate Trust, LLC
                       Mortgage Pass-Through Certificates,
                                Series 20___-___

STATE OF                )
                        ) ss:
COUNTY OF               )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The  undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated ___________ ___, 20____, among SunTrust Real Estate Trust, LLC, as Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.

     (For this purpose, a "pass-through entity" includes a I-1 regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

     9. The  taxpayer  identification  number  of the  Transferee's  nominee  is
___________.

     10.  The  Transferee  is a (i)  U.S.  Person  as  defined  in Code  Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes..

     11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the Residual Certificate as such taxes become due.

                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                    _____________________________________
                    Print Name of Transferee

                    By: _________________________________
                        Name:
                        Title:


     Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed  and sworn  before me this _____ day of  ______________________,
____



                    ______________________________________
                    NOTARY PUBLIC


                    My Commission expires the ____ day of
                    ___________________, _______

                                  ATTACHMENT A

                                       to

     AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

     ____ The  consideration  paid to the  Transferee  to acquire  the  Residual
          Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by
          Section 1274(d) of the Code and the compounding period used by the Transferee.

                                       OR

     ____ The transfer of the Residual  Certificate  complies with U.S. Treasury
          Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

          (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the country-regionplaceUnited States;

          (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

          (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

          (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and I-6

          (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J

                                   [Reserved]

                                    EXHIBIT K

                                   [Reserved]

                                    EXHIBIT L

           STATES IN WHICH RECORDATION IS REQUIRED BY A RATING AGENCY

                                    EXHIBIT M

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                              __________ ___, 20___

SunTrust   Real  Estate   Trust,   LLC
214  North  Tryon  Street
Charlotte, North Carolina 28255 [__________]

[NAME  OF  SECURITIES   ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]

     Re: The Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as trustee.

     Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                         [____________],

                         [as Trustee][as Custodian]

                         By: __________________________________

                         Name: ________________________________

                         Title: _______________________________

                                    EXHIBIT N

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                            [____________ __, _____]

SunTrust   Real  Estate   Trust,   LLC
214  North  Tryon  Street
Charlotte, North Carolina 28255 [__________]

[NAME  OF  SECURITIES   ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]

     Re: The Pooling and Servicing Agreement, dated __________ ___, 20___ (the "Pooling and Servicing Agreement"), among the Depositor, [__________], as Securities Administrator and Master Servicer, and [__________], as trustee.

     Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as [Trustee] [Custodian], hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                         [____________],
                         [as Trustee][as Custodian]

                         By: _________________________________

                         Name: _______________________________

                         Title: ______________________________

                                    EXHIBIT O

                      FORM OF SARBANES-OXLEY CERTIFICATION

                         SunTrust Real Estate Trust, LLC
                       Mortgage Pass-Through Certificates,
                                Series 20___-___



     I, [________],  a [_____________] of [__________] (the "Master  Servicer"),
certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the [_____________] 20___-___ Trust (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicer has fulfilled its obligations under the pooling and servicing agreement, dated __________ ___, 20___, among SunTrust Real Estate Trust, LLC, as depositor, [__________], as master servicer and securities administrator, and [__________], as trustee; and

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

     In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [__________].

                         [_________], 20

                         By:____________________________________
                            Name:
                            Title:

                                    EXHIBIT P

                     FORM OF CERTIFICATION TO BE PROVIDED BY
               THE SECURITIES ADMINISTRATOR TO THE MASTER SERVICER

                         SunTrust Real Estate Trust, LLC
                       Mortgage Pass-Through Certificates,
                                Series 20___-___

     The Securities Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the annual report on Form 10-K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. To my knowledge, the distribution information required to be provided by the Securities Administrator under the pooling and servicing agreement, dated __________ ___, 20___, among SunTrust Real Estate Trust, LLC, as depositor, [__________], as master servicer and securities administrator, and [__________], as trustee (the "Pooling and Servicing Agreement") for inclusion in the Reports is included in the Reports;

4. I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

5.   The  report  on  assessment  of  compliance  with  servicing  criteria  for asset-backed securities of the Securities Administrator and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                         [____________]

                         as Securities Administrator

                         By:____________________________________
                            Name:
                            Title:

                                    EXHIBIT Q

                           Relevant Servicing Criteria



----------------------------------------------------------------------------------------------------------------------
                                 Servicing Criteria                                        Parties Responsible

----------------------------------------------------------------------------------------------------------------------
       Reference                                  Criteria

----------------------------------------------------------------------------------------------------------------------
                                      General Servicing Considerations

----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)          Policies and procedures are instituted to monitor any          Master Servicer and
                       performance or other triggers and events of default in         Securities Administrator
                       accordance with the transaction agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to         Master Servicer and
                       third and Securities parties, policies and procedures are      Securities Administrator
                       instituted to monitor the third party's performance and
                       compliance with such servicing activities.

----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to              Not applicable
                       maintain a back-up servicer for the mortgage loans are
                       maintained.

----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in          Master Servicer
                       effect on the party participating in the servicing
                       function throughout the reporting period in the
                       amount of coverage required by and otherwise in
                       accordance with the terms of the transaction agreements.

----------------------------------------------------------------------------------------------------------------------
                                     Cash Collection and Administration

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the               Master Servicer and
                       appropriate custodial bank accounts and related bank            Securities Administrator
                       clearing accounts no Administrator more than two business
                       days following receipt, or such other number of days
                       specified in the transaction agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an            Master Servicer and
                       obligor or to an investor are made only by authorized           Securities Administrator
                       personnel. Administrator

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections,          Master Servicer and
                       cash flows or distributions, and any interest or other          Securities Administrator
                       fees Administrator charged for such advances, are made,
                       reviewed and approved as specified in the transaction
                       agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash           Master Servicer and
                       reserve accounts or accounts established as a form of            Securities Administrator
                       overcollateralization, are separately maintained (e.g.,
                       with respect to commingling of cash) as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                      Q-1


----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured       Master Servicer and
                       depository institution as set forth in the transaction            Securities Administrator
                       agreements.  For purposes of this criterion, "federally
                       insured depository institution" with respect to a foreign
                       financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                       Securities Exchange Act.

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent                   Master Servicer and
                       unauthorized access.                                               Securities Administrator

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all            Master Servicer and
                       asset-backed securities related bank accounts, including           Securities Administrator
                       custodial accounts and related bank clearing accounts.
                       These reconciliations are (A) mathematically accurate;
                       (B) prepared within thirty (30) calendar days after the
                       bank statement cutoff date, or such other number of days
                       specified in the transaction agreements; (C) reviewed and
                       approved by someone other than the person who prepared
                       the reconciliation; and (D) contain explanations for
                       reconciling items.  These reconciling items are resolved
                       within 90 calendar days of their original identification,
                       or such other number of days specified in the transaction
                       agreements.

----------------------------------------------------------------------------------------------------------------------
                                     Investor Remittances and Reporting

----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with             Master Servicer and
                       the Commission, are maintained in accordance with the              Securities Administrator
                       transaction agreements and applicable Commission
                       requirements.  Specifically, such reports (A) are
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide
                       information calculated in accordance with the terms
                       specified in the transaction agreements; (C) are filed
                       with the Commission as required by its rules and
                       regulations; and (D) agree with investors' or the
                       trustee's records as to the total unpaid principal
                       balance and number of mortgage loans serviced by the
                       Servicer.

----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in
                       Master Servicer and Securities accordance with
                       timeframes, distribution priority and other Administrator
                       terms set forth in the transaction agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two            Master Servicer and
                       business days to the Servicer's investor records, or such          Securities Administrator
                       other number of days specified in the transaction
                       agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports             Master Servicer and
                       agree with cancelled checks, or other form of payment,             Securities Administrator
                       or custodial Administrator bank statements.

----------------------------------------------------------------------------------------------------------------------
                                         Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------

                                       Q-2

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained as          Custodian
                       required by the transaction agreements or related
                       mortgage loan documents.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as             Custodian
                       required by the transaction agreements

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset
                       pool are made, reviewed and approved in accordance with
                       any conditions or requirements in the transaction
                       agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made
                       in accordance with the related mortgage loan documents
                       are posted to the Servicer's obligor records maintained
                       no more than two business days after receipt, or such
                       other number of days specified in the transaction
                       agreements, and allocated to principal, interest or
                       other items (e.g., escrow) in accordance with the
                       related mortgage loan documents.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree
                       with the Servicer's records with respect to an obligor's
                       unpaid principal balance.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an
                       obligor's mortgage loans (e.g., loan modifications or
                       re-agings) are made, reviewed and approved by authorized
                       personnel in accordance with the transaction agreements
                       and related pool asset documents.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance
                       plans, modifications and deeds in lieu of foreclosure,
                       foreclosures and repossessions, as applicable) are
                       initiated, conducted and concluded in accordance with the
                       timeframes or other requirements established by the
                       transaction agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained
                       during the period a mortgage loan is delinquent in
                       accordance with the transaction agreements.  Such records
                       are maintained on at least a monthly basis, or such other
                       period specified in the transaction agreements, and
                       describe the entity's activities in monitoring delinquent
                       mortgage loans including, for example, phone calls,
                       letters and payment rescheduling plans in cases
                       where delinquency is deemed temporary (e.g., illness or
                       unemployment).

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for
                       mortgage loans with variable rates are computed based on
                       the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------

                                      Q-3

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such
                       as escrow accounts):  (A) such funds are analyzed, in
                       accordance with the obligor's mortgage loan documents,
                       on at least an annual basis, or such other period
                       specified in the transaction agreements; (B) interest on
                       such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                       and (C) such funds are returned to the obligor within
                       thirty (30) calendar days of full repayment of the
                       related mortgage loans, or such other number of days
                       specified in the transaction agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or
                       insurance payments) are made on or before the related
                       penalty or expiration dates, as indicated on the
                       appropriate bills or notices for such payments, provided
                       that such support has been received by the servicer at
                       least thirty (30) calendar days prior to these dates, or
                       such other number of days specified in the transaction
                       agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment
                       to be made on behalf of an obligor are paid from the
                       servicer's funds and not charged to the obligor, unless
                       the late payment was due to the obligor's error or
                       omission.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted
                       within two business days to the obligor's records
                       maintained by the servicer, or such other number of days
                       specified in the transaction agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are          Master Servicer and
                       recognized and recorded in accordance with the transaction         Securities Administrator
                       agreements.

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified in           Master Servicer and
                       Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,         Securities Administrator
                       is maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                      Q-4

R-1-%d
                                  EXHIBIT R-1

                        Additional Form 10-D Disclosure





-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------

  Item 1: Distribution and Pool Performance Information                        Master Servicer
                                                                          Securities Administrator
Any  information  required by 1121 which is NOT  included                         Depositor
on the Monthly Statement

---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator and
                                                                                  Depositor

---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing

Agreement) or Depositor

---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor

---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee

---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian

---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor

---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                               Master Servicer
Servicer or Securities Administrator)

---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor

---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds                               Depositor
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.
Pricing information can be omitted if securities were not registered.

---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                          Securities Administrator


                                       R-2

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                    Securities Administrator
                         Holders

Information from Item 4 of Part II of Form 10-Q

---------------------------------------------------------- --------------------------------------------------------
       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) - Significant Obligor Financial Information*

---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Item.

---------------------------------------------------------- --------------------------------------------------------
Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*

---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                             Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Requesting required financial  information or effecting                 Securities Administrator
incorporation by reference

---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*

---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor

---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                             Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Requesting required financial  information or effecting                 Securities Administrator
incorporation by reference

---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information
           is required pursuant to the Items.

---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                     Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information  required to be reported on Form
8-K during  the  period  covered by the Form 10-D but not
reported

---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits

---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                          Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
---------------------------------------------------------- --------------------------------------------------------



R-2-%d


                                   EXHIBIT R-2

                         Additional Form 10-K Disclosure




-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-K                                         Party Responsible

---------------------------------------------------------- --------------------------------------------------------
                Item 9B: Other Information                         Any party responsible for disclosure items on
Disclose any information required to be reported                                      Form 8-K
on Form 8-K during the fourth quarter covered
by the Form 10-K but not reported

---------------------------------------------------------- --------------------------------------------------------
        Item 15: Exhibits, Financial Statement                              Securities Administrator
                       Schedules                                                   Depositor

---------------------------------------------------------- --------------------------------------------------------
        Reg AB Item 1112(b): Significant
            Obligors of Pool Assets

---------------------------------------------------------- --------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor

---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Item.

---------------------------------------------------------- --------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                             Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Requesting required financial  information or effecting                 Securities Administrator
incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Items.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                             Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Requesting required financial  information or effecting                 Securities Administrator
incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Items.

---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

---------------------------------------------------------- --------------------------------------------------------


---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator and
                                                                                  Depositor

---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                            Agreement) or Depositor

---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor

---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee

---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian

---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor

---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                               Master Servicer
Servicer or Securities Administrator)

---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor

---------------------------------------------------------- --------------------------------------------------------
    Reg AB Item 1119: Affiliations and Relationships

---------------------------------------------------------- --------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or                                  Depositor as to (a)
Issuing Depositor Entity is an affiliate of the following                    Sponsor/Seller as to (a)
parties, and (b) to the extent known and material,
any of the following parties are affiliated with
one another:


---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee

---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
Whether  there  are  any  "outside  the  ordinary  course                    Depositor as to (a)
business  arrangements"  other than would be  obtained in                 Sponsor/Seller as to (a)
an  arm's  length  transaction  between  (a) the  Sponsor
(Seller),  Depositor  or Issuing  Entity on the one hand,
and  (b)  any  of  the   following   parties   (or  their
affiliates)  on the other hand,  that exist  currently or
within  the past two  years  and that are  material  to a
Certificateholder's understanding of the Certificates:

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee

---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor


---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
Whether there are any specific relationships                              Depositor as to (a) the
involving transaction or the pool assets                               Sponsor/Seller as to (a) Sponsor
between (a) the (Seller), Depositor or
Issuing Entity on the one hand, and (b) any of the
following parties (or their affiliates) on the other
hand, that exist currently or within the past two
years and that are material:


---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee

---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                Master Servicer

---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor

---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------




S-%d
                                    EXHIBIT S

                       FORM OF INTEREST RATE CAP AGREEMENT

T-%d

                                    EXHIBIT T

FORM OF REQUEST FOR EXCHANGE OF EXCHANGEABLE REMIC CERTIFICATES
OR EXCHANGEABLE CERTIFICATES
                                                                       ___, 20__

[NAME OF SECURITIES ADMINISTRATOR]
[ADDRESS OF SECURITIES ADMINISTRATOR]
Attention: [____________]

         Re:      SunTrust Real Estate Trust, LLC,
                  Mortgage Pass-Through Certificates, Series 20[   ]-[   ]

Ladies and Gentlemen:

     Pursuant to the terms of that certain Pooling and Servicing Agreement, dated [_____], 20[__], by and among SunTrust Real Estate Trust, LLC, as depositor, [NAME OF TRUSTEE], as trustee, [NAME OF SECURITIES ADMINISTRATOR], as securities administrator (the "Securities Administrator") and [NAME OF MASTER SERVICER], as master servicer (the "Master Servicer"), we hereby present and surrender the [Exchangeable REMIC Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto (the ["Exchangeable REMIC Certificates"] ["Exchangeable Certificates"]) and transfer, assign, set over and otherwise convey to the Securities Administrator, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchangeable Certificates], including all payments of interest thereon received after [______], 20[__], in exchange for the [Exchangeable Certificates] [Exchangeable REMIC Certificates] specified on Schedule I attached hereto (the ["Exchangeable Certificates"] ["Exchangeable REMIC Certificates"]).

     We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates] [Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates] [Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $[____] to the Securities Administrator in connection with such exchange.

                        Sincerely,



                        By: ____________________________
                            Name:
                            Title:

Acknowledged by:


[NAME OF SECURITIES ADMINISTRATOR],
     as Securities Administrator



By:  ____________________________
      Name:
      Title: